                                                                   EXHIBIT 10.29

EXECUTION



                  SECOND PRIORITY LOAN AND GUARANTY AGREEMENT

                           DATED AS OF APRIL 5, 1999

                                     AMONG

                       NORTHPOINT COMMUNICATIONS, INC.,
                                 AS BORROWER,

                   NORTHPOINT COMMUNICATIONS HOLDINGS, INC.
                                      AND
                 NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC.,
                                AS GUARANTORS,

                               VARIOUS LENDERS,

                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
                 AS JOINT LEAD ARRANGER AND SYNDICATION AGENT,

                   NEWCOURT COMMERCIAL FINANCE CORPORATION,
      AS ADMINISTRATIVE AGENT, DOCUMENTATION AGENT AND COLLATERAL AGENT,

                                      AND

                       CAPITAL SYNDICATION CORPORATION,
                            AS JOINT LEAD ARRANGER

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
EXHIBITS:

EXHIBIT A-1         Notice of Borrowing
EXHIBIT A-2         Notice of Continuation/Conversion
EXHIBIT B           Note
EXHIBIT C           Compliance Certificate
EXHIBIT D           Opinion of Credit Parties' Counsel
EXHIBIT E           Assignment Agreement
EXHIBIT F           Closing Date Certificate
EXHIBIT G           Counterpart Agreement
EXHIBIT H           Pledge and Security Agreement
EXHIBIT I           Intercreditor Agreement
EXHIBIT J-1         Landlord Consent and Estoppel (Node Site)
EXHIBIT J-2         Landlord Consent and Estoppel (Collocation)
EXHIBIT K           Certificate Re Non-bank Status


SCHEDULES:

SCHEDULE 3.02       Certain Disclosures
SCHEDULE 3.10(a)    Governmental Authorizations and Approvals
SCHEDULE 3.10(b)    Material Agreements
SCHEDULE 3.12       ERISA Matters
SCHEDULE 3.15       Insurance
SCHEDULE 3.16       Capitalization and Subsidiaries
SCHEDULE 3.17       Real Estate Assets
SCHEDULE 6.12       Debt


ANNEXES:

ANNEX A             Commitment Amounts

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

                  SECOND PRIORITY LOAN AND GUARANTY AGREEMENT

          SECOND PRIORITY LOAN AND GUARANTY AGREEMENT, dated as of April 5, 1999, among NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation ("BORROWER"), NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC., a Virginia
  --------
corporation ("NORTHPOINT VIRGINIA"), and NORTHPOINT COMMUNICATIONS HOLDINGS,
              -------------------
INC., a Delaware corporation ("HOLDINGS"), as Guarantors, the Lenders party
                               --------
hereto from time to time ("LENDERS"), Goldman Sachs Credit Partners L.P.
                           -------
("GSCP"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER")
  ----                                                   -------------------
and Syndication Agent (in such capacity, a "SYNDICATION AGENT"), Newcourt
                                            -----------------
Commercial Finance Corporation ("NEWCOURT"), as Administrative Agent (in such
                                 --------
capacity, the "ADMINISTRATIVE AGENT"), as Documentation Agent (in such capacity,
               --------------------
the "DOCUMENTATION AGENT") and Collateral Agent (in such capacity, the
     -------------------
"COLLATERAL AGENT"), and Capital Syndication Corporation ("CSC") as a Joint Lead
-----------------                                          ---
Arranger (in such capacity, a "JOINT LEAD ARRANGER").
                               -------------------

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, Borrower has requested the Lenders to extend credit to Borrower; and

          WHEREAS, the Lenders are willing to extend such credit to Borrower subject to, and on the terms and conditions of, this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein, Borrower, each Guarantor, the Agents and the Lenders agree as follows:

1    ARTICLE
DEFINITIONS
-----------

2.1  SECTION    Definitions. As used in this Agreement, including the preamble, recitals, exhibits, schedules and annexes hereto, the following words and terms shall have the meanings specified below:

          "ADDITIONAL INTEREST AMOUNT" means, for any period, an amount equal to
           --------------------------
the difference between y) the amount of interest that would have been payable with respect to First Priority Loans outstanding during such period if the First Priority Applicable Margin were equal to the Second Priority Applicable Margin and z) the amount of interest that was payable during such period with respect to First Priority Loans pursuant to the First Priority Loan Documents.

          "AFFILIATE" shall mean, with respect to a Person, any Person (other
           ---------
than any Lender) directly or indirectly controlling, controlled by or under common control with such

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
Person and any officer or shareholder of such Person, which shareholder beneficially owns at least ten percent (10%) of the Equity Interests of such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by", and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial
                                       --------  -------
ownership of at least 10% of the Equity Interests of a Person shall be deemed to constitute control.

          "AGENTS" shall mean collectively, the Administrative Agent, the
           ------
Collateral Agent, the Documentation Agent, the Syndication Agent and the Joint Lead Arrangers.

          "AGGREGATE AMOUNTS DUE" shall have the meaning given to such term in
           ---------------------
Section 11.18 hereof.
-------------

          "AGGREGATE PAYMENTS" shall have the meaning given to such term in
           ------------------
Section 8.02.
------------

          "AGREEMENT" shall mean this Second Priority Loan and Guaranty
           ---------
Agreement, dated as of April 5, 1999, as it may be amended, supplemented or otherwise modified from time to time.

          "ASSIGNMENT AGREEMENT" shall mean an assignment agreement entered into
           --------------------
in connection with an assignment pursuant to Section 11.06 hereof substantially
                                             -------------
in the form of Exhibit E hereof.
               ---------

          "BASE LIBO RATE" shall mean, with respect to each day during each
           --------------
Interest Period pertaining to a LIBOR Loan, the rate per annum determined by the Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that if there shall at any time no longer exists a Telerate British Bankers Assoc. Interest Settlement Rates Page, "Base LIBO Rate" shall mean, with respect to each day during each Interest Period pertaining to a LIBOR Loan, the rate per annum equal to the rate at which CIBC is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its LIBOR Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its LIBOR Loan to be outstanding during such Interest Period. "Telerate British Bankers Assoc. Interest Settlement Rates Page" shall mean

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
the display designated as Page 3750 on the Telerate System Incorporates Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

          "BASE RATE"  shall mean the higher of (i) a rate per annum equal to
           ---------
the prime rate announced by CIBC from time to time, changing when and as such rate changes, it being understood that such rate of interest is not necessarily the lowest or best rate charged by CIBC to its customers, and (ii) the sum of the Federal Funds Effective Rate plus one-half percent (0.50%) per annum.

          "BASE RATE LOAN" shall mean a Loan, or portion thereof, during any
           --------------
period in which it bears interest at a rate based upon the Base Rate.

          "BENEFICIARY" shall mean any Agent or any Lender.
           -----------

          "BENEFIT PLAN" shall mean a defined benefit plan as defined in Section
           ------------
3(35) of ERISA (other than a Multiemployer Plan) in respect of which Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

          "BORROWER" shall have the meaning given to such term in the preamble
           --------
hereto.

          "BUSINESS" shall mean the business of operating and maintaining the
           --------
Systems owned by Borrower and its Subsidiaries and all operations related thereto or in support thereof.

          "BUSINESS DAY" shall mean (a) any day not a Saturday, Sunday or legal
           ------------
holiday in the State of New York or the State of New Jersey, on which banks are open for business in New York and New Jersey and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBO Rate or LIBOR Loans, any day that is a Business Day pursuant to clause (a) above and
                                                           ----------
that is also a day on which trading is carried on by and between banks in the London interbank market.

          "CAPITAL EXPENDITURES" shall mean, for any period, the aggregate of
           --------------------
all expenditures of Borrower and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchase of property and equipment" or similar items reflected in the consolidated statement of cash flows of Borrower and its Subsidiaries including, in any event, the amount of any cash expenditures made with respect to Permitted Acquisitions.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
          "CAPITALIZATION" shall mean an amount equal to the funded equity
           --------------
capitalization and all funded Debt of Credit Parties, less the aggregate of all amounts included in clause (ii)(F) of the definition of the term "EBITDA" since the Closing Date.

          "CAPITALIZED LEASE OBLIGATIONS" shall mean indebtedness represented by
           -----------------------------
obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

          "CERTIFICATE RE NON-BANK STATUS" means a certificate in the form of
           ------------------------------
          Exhibit K.

          "CHANGE OF CONTROL" shall mean (i) prior to the consummation of an
           -----------------
initial public offering of common stock by Holdings providing gross proceeds to Holdings of not less than $125,000,000, the net proceeds of which are used to make capital contributions to Borrower constituting Contributed Capital, (a) Michael W. Malaga (or any replacement thereof as Lenders holding at least 66% of the outstanding Loans may approve) shall cease to be a member of the senior management of Holdings and Borrower, or (b) either of the Founders referred to in clauses (iii) or (iv) of the definition thereof shall cease to own and control any of the capital stock of Holdings owned or controlled by such Founder as of the Closing Date; (ii) for one year after the Closing Date, either of the Founders referred to in clauses (i) or (ii) of the definition thereof shall cease to own and control at least 20% of the capital stock of Holdings owned and controlled by such Founder as of the Closing Date; (iii) any Person (other than one or more of the Founders), including a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act) which includes such Person, shall purchase or otherwise acquire, directly or indirectly, beneficial ownership of securities of Holdings and, as a result of such purchase or acquisition, any person (together with its associates and Affiliates), shall directly or indirectly beneficially own in the aggregate securities representing more than 30% of the combined voting power of Holdings' voting securities; (iv) a "Change of Control" or similar event shall occur under any other Debt of a Credit Party or (v) Holdings shall cease to own and control 100% of the outstanding capital stock of Borrower or any of its other Subsidiaries or Borrower shall cease to own and control 100% of the outstanding capital stock of any of its Subsidiaries.

          "CIBC" shall mean Canadian Imperial Bank of Commerce.
           ----

          "CLOSING DATE" shall mean the date on which this Agreement is executed
           ------------
and delivered by the parties hereto.

          "CLOSING DATE CERTIFICATE" shall mean a certificate in the form of
           ------------------------
Exhibit F.

          "COLLATERAL" shall mean, all property and interests in property now
           ----------
owned or hereafter acquired by any Credit Party, whether real, personal or mixed, and whether tangi-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
ble or intangible, in or upon which a security interest, lien or mortgage is granted to the Collateral Agent by any Credit Party under any of the Loan Documents.

          "COLLATERAL AGENT" shall mean Newcourt in its capacity as Collateral
           ----------------
Agent under the Loan Documents and the Intercreditor Agreement and also means any successor Collateral Agent appointed pursuant to Section 1 of the Intercreditor Agreement.

          "COLLATERAL DOCUMENTS" shall mean the Pledge and Security Agreement,
           --------------------
the Intercreditor Agreement, and all other instruments or documents delivered by any Credit Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Collateral Agent, on behalf of Lenders, a Lien on any real, personal or mixed, or tangible or intangible, property of that Credit Party as security for the Obligations, as any of the foregoing may be amended, supplemented or otherwise modified from time to time.

          "COMDISCO FACILITY" shall mean the Master Lease Agreement dated as of
           -----------------
October 23, 1997 by and between Comdisco, Inc. and Borrower, as it may be amended from time to time in accordance with this Agreement.

          "COMMITMENT" shall mean the commitments of Lenders to lend as set
           ----------
forth in Section 2.01 hereof.
         ------------

          "COMMITMENT AMOUNT" shall mean (a) as to any Lender, the Commitment
           -----------------
Amount as set forth opposite such Lender's name on Annex A to this Agreement or
                                                   -------
in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Commitment Amounts, which aggregate commitment shall be forty million dollars ($40,000,000) on the Closing Date, as such amount may be adjusted from time to time in accordance with this Agreement.

          "COMMON STOCK" shall mean with respect to any Person, all Equity
           ------------
Interests of such Person that are generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

          "COMPLIANCE CERTIFICATE" shall mean a compliance certificate in the
           ----------------------
form of Exhibit C attached hereto.
        ---------

          "CONSOLIDATED" or "CONSOLIDATED" refers, with respect to any Person,
           ------------      ------------
to the consolidation of the accounts of such Person and its Subsidiaries, if any, in accordance with GAAP.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
          "CONSOLIDATED DEBT" shall mean, as of any date of determination, the
           -----------------
Debt of Holdings and its Subsidiaries determined on a consolidated basis in accordance with GAAP (and shall include, without limitation, the fully accreted value of any discount notes issued by Holdings) less, prior to the consummation
                                                ----
of an initial public offering of common stock by Holdings providing gross proceeds to Holdings of not less than $125,000,000, the net proceeds of which are used to make capital contributions to Borrower constituting Contributed Capital, the amount of cash on hand and any Temporary Cash Investment in excess of $10,000,000 held by Borrower and its Subsidiaries as of such date.

          "CONTAMINANT" shall mean any pollutant, hazardous substance, toxic
           -----------
substance, hazardous waste, special waste, petroleum or petroleum derived substance or waste, or any constituent of any such substance or waste.

          "CONTRIBUTED CAPITAL" shall mean, with respect to any Person, at any
           -------------------
date of determination, all capital contributed in the form of cash to such Person, including all funded equity and all Qualified Inter company Loans.

          "CONTRIBUTING GUARANTORS" shall have the meaning given to such term in
           -----------------------
Section 8.02 hereof.
------------

          "COUNTERPART AGREEMENT" shall mean a counterpart agreement in the form
           ---------------------
of Exhibit G hereto.
   ---------

          "CREDIT PARTY" shall mean each Person (other than any Agent or any
           ------------
Lender or any other representative thereof) from time to time party to a Loan Document.

          "DEBT" shall mean, with respect to any Person, (i) indebtedness for
           ----
borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, excluding trade payables not more than 90 days past due and accrued expenses incurred in the ordinary course of business, (iv) Capitalized Lease Obligations, (v) all Guaranties of such Person, including without limitation, all debt of any other Person secured by a Lien on property of such Person, (vi) all reimbursement obligations, contingent or otherwise, with respect to letters of credit or banker's acceptances issued for the account of Borrower (other than letters of credit issued in support of ordinary trade liabilities or workers' compensation obligations, unless and until drawn and unreimbursed within one Business Day after such drawing), and (vii) all indebtedness, obligations or other liabilities in respect of any Interest Rate Agreement/1/, provided that Debt shall not include any liability for Federal,
              --------
state, local or other

________________________
/1/ For purposes of determining the amount of Debt associated with any Interest Rate Agreement, such determination shall only be made as of the last day of each calendar quarter and shall be effective until the last day of the immediately succeeding calendar quarter.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
taxes, and provided, further, that the amount outstanding at any time of any
           --------  -------
Debt issued with original issue discount is the principal amount of such Debt less the remaining unamortized portion of the original issue discount of such Debt at such time as determined in conformity with GAAP, and that with respect to any high-yield Debt, the amount thereof shall not include fees incurred in raising such Debt or overfunded amounts set aside solely to pay interest. Notwithstanding any other provision of the foregoing definition, any trade payable not more than 90 days past due arising from the purchase of goods or materials or for services obtained in the ordinary course of business shall not be deemed to be "Debt" of Borrower for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Debt otherwise included in the determination of such amount shall not be included.

          "DEFAULT" shall mean any event which but for the passage of time
           -------
requirement or the giving of notice requirement, or both, would constitute an Event of Default.

          "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like
           ---------------
account with any financial institution, including, without limitation, a bank, savings and loan association or credit union, other than an account evidenced by a negotiable certificate of deposit.

          "DOLLARS" or "$" shall mean lawful money of the United States of
           -------      -
America.

          "EBITDA" shall mean, with respect to any Person, for any period, an
           ------
amount equal to, without duplication, (i) Net Income plus (ii) the sum of the
                                                     ----
following, to the extent deducted in determining Net Income: (A) income and franchise taxes, (B) interest expense, (C) amortization and depreciation expense, including, without limitation, amortization of deferred compensation,
(D) all extraordinary non-cash losses, (E) other non-cash charges (including, without limitation, non-cash charges incurred in connection with the valuation of warrants) reducing Net Income and (F) to the extent deducted in determining Net Income, Market Co-Development Costs funded by Permitted Funds, minus (iii)
                                                                   -----
the sum of (A) interest income, (B) extraordinary gains and (C) other non-cash items increasing Net Income, all as determined for Borrower and its Subsidiaries on a consolidated basis and in accordance with GAAP.

          "ELIGIBLE ASSIGNEE" shall mean (i) any Lender, any Affiliate of any
           -----------------
Lender, and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof) and (ii) any commercial bank, insurance company, investment or mutual fund, finance company or other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) and which extends credit or buys loans as one of its businesses; provided, no Affiliate of Borrower shall be an Eligible Assignee.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
          "ENVIRONMENTAL LAWS" shall mean all federal, state and local laws,
           ------------------
rules, regulations, ordinances, programs, permits, guidance, orders and consent decrees or other binding determination of any Governmental Authority relating to protection of the environment, the handling, disposal or Release of Contaminants and occupational safety and health. Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 33 U.S.C. (S) 6901 et
                                                                              --
seq., as amended; the Comprehensive Environmental Response, Compensation and
----
Liability Act, 42 U.S.C. (S) 9601 et seq., as amended; the Toxic Substances
                                  -- ----
Control Act, 15 U.S.C. (S) 2601 et seq., as amended; the Clean Water Act, 33
                                -- ----
U.S.C. (S) 1251 et seq., as amended; the Clean Air Act, 42 U.S.C. (S) 7401 et
                -- ----                                                    --
seq., as amended; state and federal environmental lien and environmental cleanup
----
programs; the Occupational Safety and Health Act, 29 U.S.C. (S) 651 et seq.; and
                                                                    ------
U.S. Department of Transportation regulations related to the transportation of hazardous materials, each as from time to time hereafter in effect.

          "EQUITY AFFILIATE" shall mean, as applied to any Person, any other
           ----------------
Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "EQUITY INTEREST" shall mean, with respect to any Person, any and all
           ---------------
shares or other equivalents (however designated) of capital stock, membership units, partnership interests or any other participation right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into any of the foregoing.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "ERISA AFFILIATE" shall mean (i) any corporation which is a member of
           ---------------
the same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as Borrower, (ii) any partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with Borrower and (iii) any member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as Borrower.

          "EUROCURRENCY LIABILITIES" shall have the meaning assigned to that
           ------------------------
term in Regulation D of the Federal Reserve Board, as in effect from time to time.

          "EVENT OF DEFAULT" shall have the meaning given to such term in
           ----------------
Article IX hereof.
----------

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          "EVENT OF LOSS" shall mean, with respect to any item of Collateral,
           -------------
the actual or constructive loss of such item of Collateral or the use thereof, due to theft, destruction, damage beyond repair or damage from any reason whatsoever, to an extent which makes repair uneconomical, or rendition thereof unfit for normal use, or the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of Collateral by any Governmental Authority or any other Person, acting under or deemed to be acting under color of any Governmental Authority.

          "EXCESS OPERATING CASH FLOW" shall mean, for any period, Net Income of
           --------------------------
Borrower and its Subsidiaries plus non-cash interest expense, depreciation and amortization and any other non-cash items of Borrower and its Subsidiaries reducing Net Income, minus scheduled Principal Payments of Borrower and its
                     -----
Subsidiaries, lease payments and capital expenditures of Borrower and its Subsidiaries (to the extent not otherwise deducted in determining Net Income), plus or minus changes in working capital of Borrower and its Subsidiaries during such period.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time.

          "FAIR SHARE CONTRIBUTION AMOUNT" shall have the meaning given to such
           ------------------------------
term in Section 8.02.
        ------------

          "FAIR SHARE"  shall have the meaning given to such term in Section
           ----------                                                -------
8.02.
----

          "FAIR SHARE SHORTFALL" shall have the meaning given to such term in
           --------------------
Section 8.02.
------------

          "FCC" shall mean the Federal Communications Commission or any
           ---
successor commission or agency of the United States of America having jurisdiction over Borrower or any System.

          "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any period, a
           ----------------------------
fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (New York time) for such day on such transactions as determined by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                                                       SECOND PRIORITY AGREEMENT
                                                       -------------------------

          "FEDERAL RESERVE BOARD" shall mean the Board of Governors of the
           ---------------------
Federal Reserve System or any successor thereto.

          "FINANCIALS" shall have the meaning given to such term in Section
           ----------                                               -------
3.03.
----

          "FIRST PRIORITY APPLICABLE MARGIN" shall mean the "Applicable Margin"
           --------------------------------
as such term is defined in the First Priority Loan Documents.

          "FIRST PRIORITY LOANS" shall mean the up to $60,000,000 aggregate
           --------------------
principal amount of loans made to Borrower pursuant to the First Priority Loan Documents.

          "FIRST PRIORITY LOAN DOCUMENTS" shall mean, collectively, the Loan and
           -----------------------------
Guaranty Agreement, dated as of April 5, 1999, as it may be from time to time amended, supplemented or otherwise modified, among Borrower, Holdings, NorthPoint Virginia, the Lenders party thereto from time to time, GSCP, as a Joint Lead Arranger and Syndication Agent, CIBC, as Administrative Agent, Newcourt, as Documentation Agent and Collateral Agent, and Capital Syndication Corporation, as a Joint Lead Arranger, together with the other "Loan Documents" as such term is defined in such Loan and Guaranty Agreement.

          "FIRST PRIORITY LOANS PREPAYMENT PREMIUM" means with respect to any
           ---------------------------------------
First Priority Loans prepaid during any of the periods set forth below, the percentage of the amount of the First Priority Loans so prepaid indicated opposite such period:


                  Monthly Anniversary             Percentage
                  After the Closing Date          ----------
                  ----------------------

                            7                         6%
                            8                         5%
                            9                         4%
                           10                         3%
                           11                         2%
                           12                         1%
                          13-24                       1%
                      25 & thereafter                 0%

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          "FIXED CHARGES" shall mean with respect to any six-month period for
           -------------
Borrower and its Subsidiaries, the sum of the following amounts calculated on a consolidated basis at the end of such period with respect to such period without duplication and in accordance with GAAP: (i) scheduled principal and interest payments with respect to Debt during such period, (ii) capital expenditures made during such period, (iii) income tax payments payable in cash with respect to such period, and (iv) cash dividend payments made during such period.

          "FIXED CHARGE COVERAGE RATIO" shall have the meaning given to such
           ---------------------------
term in Section 7.02(c).
        ---------------

          "FOUNDERS" shall mean each of (i) Michael W. Malaga, (ii) Tim Monahan,
           --------
William Euske, Nathan Gregory, Robert Flood and Steve Gorosh, as a group, (iii) investment funds controlled by The Carlyle Group owning capital stock of Holdings as of the Closing Date, as a group, and (iv) investment funds controlled by Vulcan Ventures Incorporated owning capital stock of Holdings as of the Closing Date, as a group.

          "FUNDING DATE" shall mean the date upon which, subject to the
           ------------
satisfaction of all conditions precedent contained in Section 4.01, or the
                                                      ------------
waiver thereof by the Agents and the Requisite Lenders, the Loans are made on or after the Closing Date.

          "FUNDING GUARANTOR" shall have the meaning given to such term in
           -----------------
Section 8.02.
------------

          "GAAP" shall mean United States generally accepted accounting
           ----
principles in effect as of the date of determination thereof.

          "GOVERNMENTAL APPROVAL" shall mean, with respect to Borrower or any of
           ---------------------
its Subsidiaries, any license, permit, franchise or certificate of public convenience and necessity issued to Borrower or any of its Subsidiaries by the FCC, any PUC or any other Governmental Authority in connection with any System.

          "GOVERNMENTAL AUTHORITY" shall mean any federal, state, local or other
           ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GUARANTOR" shall mean Holdings and each direct or indirect Subsidiary
           ---------
of Holdings other than Borrower.

          "GUARANTY" shall mean any (y) obligation, contingent or otherwise, of
           --------
any Person guaranteeing any Debt of any other Person (the "PRIMARY OBLIGOR") in
                                                           ---------------
any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect,

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such indebtedness; (ii) to purchase property, securities or services for the purpose of assuring the owner of such indebtedness of the payment of such indebtedness; or (iii) to maintain working capital, equity capital or other financial statement condition of the Primary Obligor so as to enable the Primary Obligor to pay such indebtedness and (z) any Interest Rate Agreement.

          "HOLDINGS" shall have the meaning as set forth in the preamble to this
           --------
Agreement.

          "INDEMNIFIED LIABILITIES" shall mean, collectively, any and all
           -----------------------
liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including, without limitation, environmental claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any hazardous materials activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make Loans or the use or intended use of the proceeds thereof or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of any Guaranty)); (ii) the statements contained in the commitment letter delivered by any Lender to Borrower with respect thereto; or (iii) any environmental claim or any hazardous materials activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of any Credit Party or their Affiliates.

          "INDEMNITEE" shall have the meaning given to such term in Section
           ----------                                               -------
11.03 hereof.
-----

          "INTERCREDITOR AGREEMENT" shall mean the Intercreditor Agreement by
           -----------------------
and between Administrative Agent, Collateral Agent and Newcourt, as Administrative Agent

                                                       SECOND PRIORITY AGREEMENT
                                                       -------------------------

under the Second Priority Loan Documents in substantially the form of Exhibit I
                                                                      ---------
annexed hereto to be executed and delivered pursuant to Section 4.01.
                                                        ------------

          "INTEREST EXPENSE" shall mean for any period, the total interest
           ----------------
expense (including, without limitation, interest expense attributable to Capitalized Lease Obligations) determined on a consolidated basis, without duplication, for Borrower and its Subsidiaries in accordance with GAAP.

          "INTEREST PERIOD"  shall mean, with respect to each LIBOR Loan, the
           ---------------
interest period applicable to such LIBOR Loan as set forth in the applicable Notice of Borrowing or Notice of Continuation/Conversion .

          "INTEREST RATE AGREEMENT" shall mean for any Person, any interest rate
           -----------------------
swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

          "INVESTMENT" shall mean, as applied to any Person, any direct or
           ----------
indirect purchase or other acquisition by that Person of securities, or of a beneficial interest in securities, of any other Person, and any direct or indirect loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, advances to employees, officers and directors and similar items, each made or incurred in the ordinary course of business), or capital contribution by that Person to any other Person, including all Debt of such other Person to that Person, but excluding accounts owed by that other Person in the ordinary course of business. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices. The amount of any Investment shall be determined in conformity with GAAP.

          "IRC" shall mean the Internal Revenue Code of 1986, as amended from
           ---
time to time and any successor statutes.

          "IRS" shall mean the Internal Revenue Service or any successor agency.
           ---

          "LANDLORD CONSENT AND ESTOPPEL" shall mean (i) with respect to any
           -----------------------------
node site, a consent and estoppel in the form of Exhibit J-1 annexed hereto, and
(ii) with respect to any collocation agreement, a consent and estoppel in the form of Exhibit J-2 annexed hereto; provided that Collateral Agent may, in its discretion eliminate or modify the provisions otherwise required to be included in any such Landlord Consent and Estoppel.

          "LEASEHOLD PROPERTY" shall mean any leasehold interest of any Credit
           ------------------
Party as lessee under any lease of real property, other than any such leasehold interest designated

                                                       SECOND PRIORITY AGREEMENT
                                                       -------------------------

from time to time by Collateral Agent in its sole discretion as not being required to be included in the Collateral.

          "LENDER COUNTERPARTY INTEREST RATE AGREEMENT" shall have the meaning
           -------------------------------------------
ascribed thereto in the definition of the term "Loan Documents".

          "LENDING OFFICE" shall mean, with respect to a Lender or Agent, any
           --------------
office, branch, subsidiary or affiliate of such Lender or the Agent.

          "LIBO RATE" shall mean, with respect to each day during each Interest
           ---------
Period pertaining to a LIBOR Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

          LIBO RATE  =         BASE LIBO RATE
                        -------------------------------
                        1.00 - LIBOR Reserve Percentage

          "LIBOR INTEREST PAYMENT DATE" shall mean, with respect to a LIBOR
           ---------------------------
Loan, the last day of each Interest Period applicable to such Loan, and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period.

          "LIBOR INTEREST RATE DETERMINATION DATE" shall mean each date of
           --------------------------------------
calculating the LIBO Rate for purposes of determining the interest rate with respect to an Interest Period. The LIBOR Interest Rate Determination Date for any LIBOR Loan shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Loan.

          "LIBOR LOAN" shall mean a Loan, or portion thereof, during any period
           ----------
in which it bears interest at a rate based upon the LIBO Rate.

          "LIBOR RESERVE PERCENTAGE" shall mean for any day for any Interest
           ------------------------
Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day (whether or not applicable to any Lender) for United States domestic banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency Liabilities having a term comparable to such Interest Period.

          "LIEN" shall mean any mortgage, pledge, deed of trust, assignment,
           ----
lien, charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement, but excluding easements, rights of way or similar encumbrances on real property which are in the

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

ordinary course and which do not materially affect the value, use and insurability of title of such real property.

          "LOAN" shall mean a loan made by a Lender to Borrower pursuant to
           ----
Section 2.01.

          "LOAN DOCUMENTS" shall mean all agreements, instruments and documents,
           --------------
including, without limitation, security agreements, loan agreements, notes, guarantees, mortgages, deeds of trust, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements, between Borrower, any Guarantor, any Agent or any of the Lenders and all other written matter whether heretofore, now, or hereafter executed by or on behalf of Borrower, any Guarantor or any other Person in connection with the transactions contemplated hereby or by any other Loan Document and delivered to any Agent or any of the Lenders, together with all agreements and documents referred to therein or contemplated thereby; provided, the term "Loan Documents" shall not include any Interest Rate Agreement unless y) such Interest Rate Agreement is entered into by a Lender or an Affiliate thereof with the Borrower (each, a "LENDER COUNTERPARTY INTEREST RATE AGREEMENT"), and z) Borrower and
          -------------------------------------------
such Lender or Affiliate thereof have agreed that such Lender Counterparty Interest Rate Agreement is a Loan Document.

          "MARKET CO-DEVELOPMENT COSTS" means actual cash expenses incurred by
           ---------------------------
Borrower or any of its Subsidiaries in connection with the development of a market; provided that y) such expenses are only incurred as a result of the
        --------
development of such market in cooperation with another Person, other than an Affiliate and z) such expenses are not included as projected expenses in the Projections.

          "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, a
           -----------------------
material adverse effect upon the business, condition (financial or otherwise), operations, properties, or prospects of such Person, or upon the ability of such Person to perform, or the ability of such Person to enforce any right or remedy, under the Loan Documents.

          "MAXIMUM RATE" shall have the meaning given to such term in Section
           ------------                                               -------
2.13 hereof.
----

          "MORGAN STANLEY BRIDGE NOTES" shall mean Senior Increasing Rate Notes
           ---------------------------
due July 15, 1999 issued pursuant to the Note Purchase Agreement dated as of July 10, 1998 between NorthPoint and Morgan Stanley Senior Funding, Inc.

          "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA which is, or within the immediately preceding six
(6) years was, contributed to by Borrower or an ERISA Affiliate.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          "NET INCOME" shall mean, with respect to any Person for any period,
           ----------
the net income (or loss) of such Person determined in accordance with GAAP minus
                                                                           -----
(ii) (a) the income of any Person (other than a Subsidiary of such Person) in which any other Person has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with that Person or that Person's assets are acquired by such Person, (c) the income of any Subsidiary (other than a Guarantor) of that Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to asset sales or returned surplus assets of any pension plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net non-cash extraordinary losses.

          "NOTE" shall mean a promissory note of Borrower substantially in the
           ----
form of Exhibit B attached hereto.
        ---------

          "NOTICE OF BORROWING" shall mean a notice substantially in the form of
           -------------------
Exhibit A-1 attached hereto.
-----------

          "NOTICE OF CONVERSION/CONTINUATION" shall mean a notice in
           ---------------------------------
substantially the form of Exhibit A-2 annexed hereto.
                          -----------

          "OBLIGEE GUARANTOR" shall have the meaning set forth in Section 8.07
           -----------------                                      ------------
hereof.

          "OBLIGATIONS" shall mean all the obligations of any Credit Party now
           -----------
or hereafter existing under this Agreement or any other Loan Document to which any Credit Party is a party, whether for principal, interest, fees, expenses, reimbursement, indemnification or otherwise. Obligations shall include, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, and paralegals' fees which accrue after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the liquidation or reorganization of any Credit Party, whether or not allowed in such proceeding.

          "PAYMENT ACCOUNT" shall mean the Administrative Agent's account at
           ---------------
Northern Trust, Chicago, Illinois, ABA No. 071000152, Account No. 86711, attention: AT&T Capital Corporation, Capital Markets Division, reference:
NorthPoint.

          "PAYMENT DATE" shall mean the last day of March, June, September, and
           ------------
December in each calendar year, but if any such date is not a Business Day, the next succeeding Business Day, commencing on the first such date to occur after the Closing Date.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to
           ----
and defined in ERISA.

          "PERMITTED ACQUISITION" shall mean any acquisition by Borrower,
           ---------------------
whether by purchase, merger or otherwise (but, in any event, except in the ordinary course of business), of any assets, or a business line or a division of, or Equity Securities of, any Person; provided that, (i) immediately prior to, and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) all transactions in connection therewith shall be consummated in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations, (iii) all of the Equity Securities acquired or otherwise issued by such Person or any newly formed Subsidiary of Borrower in connection with such acquisition shall be owned 100% by Borrower or a Guarantor, and Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Company, each of the actions set forth in Section 5.16 hereof,
                                                        ------------
(iv) Borrower and its Subsidiaries shall be in compliance with, on a pro forma basis after giving effect to such acquisition, the provisions of Article VII hereof, (v) Borrower shall have delivered to Administrative Agent a certificate in the form of a Compliance Certificate evidencing such compliance with such Section, together with all relevant financial information for such acquired assets, (vi) any Person or assets or division as acquired in accordance herewith shall be in the same business or lines of business in which Borrower and/or its Subsidiaries are engaged as of the Closing Date and (vii) the aggregate amount of cash consideration paid by Borrower and its Subsidiaries to third parties in connection with all such acquisitions shall not exceed $17,000,000.

          "PERMITTED ASSET SALE AMOUNT" means as of any date of determination
           ---------------------------
aggregate assets of Borrower and its Subsidiaries not in excess of the greater of (y) assets generating 50% of positive EBITDA for Borrower and its Subsidiaries during the most recently concluded twelve months period and (z) 50% of the fair market value of all of the assets of Borrower and its Subsidiaries.

          "PERMITTED FUNDS" shall mean the proceeds of any equity issued by
           ---------------
Holdings to a Person that will co-develop a market with Borrower or any of its Subsidiaries and which are contributed as equity to Borrower for the purpose of funding Market Co-Development Costs referred to in clause (ii)(F) of the definition of EBITDA for the purpose of developing a market in cooperation with such Person.

          "PERMITTED HOLDINGS DEBT" shall mean unsecured Debt of Holdings in an
           -----------------------
aggregate principal amount not to exceed, at any time outstanding, $175,000,000 (or in the case of Debt issued at a discount, an initial accreted value of $175,000,000), which Debt shall not by its terms, require cash payments of principal or interest or any mandatory redemption or other repayments (other than in the case of a change of control or a sale of as-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

sets, provided that no such repayment is required with respect to asset sales so long as the net proceeds thereof are used to repay Debt of the Borrower and/or its Subsidiaries) with respect thereto (whether before or after default, at maturity, as a result of acceleration or otherwise) at any time the Total Leverage Ratio is greater than or equal to 6.00:1.00 and which shall not be guaranteed by Borrower or any of its Subsidiaries.

          "PERMITTED LIENS" shall have the meaning set forth in Section 6.01
           ---------------                                      ------------
hereof.

          "PERSON" shall mean any natural person, corporation, division of a
           ------
corporation, business trust, joint venture, association, company, partnership, unincorporated organization or other legal entity, or a government or any agency or political subdivision thereof.

          "PLAN" shall mean any employee benefit plan as defined in Section 3(3)
           ----
of ERISA (other than a Multiemployer Plan) in respect of which Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

          "PLEDGE AND SECURITY AGREEMENT" shall mean the Pledge and Security
           -----------------------------
Agreement substantially in the form of Exhibit H attached hereto.
                                       ---------

          "PREPAYMENT PREMIUM" shall mean with respect to a Loan prepaid during
           ------------------
any of the periods set forth below, the percentage of the amount of the Loan prepaid indicated opposite such period:


                 Monthly Anniversary            Percentage
                 After the Closing Date         ----------
                 ----------------------

                            7                      8%
                            8                      7%
                            9                      6%
                           10                      5%
                           11                      4%
                           12                      3%
                          13-24                    2%
                      25 & thereafter              0%

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          "PRINCIPAL PAYMENTS" shall mean, for any period, total required Debt
           ------------------
amortization (including, without limitation, the principal payments attributable to Capitalized Leases) determined on a consolidated basis, without duplication, for Borrower and its Subsidiaries in accordance with GAAP.

          "PRO RATA SHARE" shall mean with respect to all matters relating to
           --------------
any Lender, the percentage obtained by dividing (a) at any time prior to the date on which the Loans are funded, the Commitment Amount of that Lender by the Commitment Amount of all Lenders, and (b) on and after the date on which the Loans are funded, the aggregate outstanding principal balance of the Loans held by that Lender, by the aggregate outstanding principal balance of the Loans held by all Lenders.

          "PRODUCTION READY COS" shall mean a central office (i) where Borrower
           --------------------
has secured either physical or virtual collocation, (ii) where equipment and transport installation have been successfully completed, (iii) with respect to which paid traffic is being billed and (iv) that has obtained all necessary Governmental Approvals.

          "PROJECTIONS" shall have the meaning given to such term in Section
           -----------                                               -------
3.03.
----

          "PUC" shall mean any state Governmental Authority having utility or
           ---
telecommunications regulatory authority over Borrower or any System.

          "PURCHASE DEBT" shall have the meaning given to such term in Section
           -------------                                               -------
6.12(iv).
--------

          "QUALIFIED EQUITY OFFERING" shall mean one or more private or public
           -------------------------
offerings of Equity Securities by Holdings providing gross proceeds to Holdings of not less than $125,000,000, the net proceeds of which are used to make capital contributions to Borrower constituting Contributed Capital.

          "QUALIFIED INTER COMPANY LOAN" shall mean a loan to Borrower from
           ----------------------------
Holdings, which loan is expressly subordinated to the Obligations on terms and conditions satisfactory to the Administrative Agent and Documentation Agent, has a maturity date occurring on or after the annual anniversary of the Termination Date, and requires no cash payment of principal or interest prior to the scheduled maturity date of such Loan (other than as permitted by Section 6.04).
                                                                 ------------

          "REAL ESTATE ASSET" shall mean, at any time of determination, any
           -----------------
interest then owned by any Credit Party in any real property, including, without limitation, all easements, rights of way, rights of occupancy, licenses and similar rights with respect thereto.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
          "REGISTER" shall have the meaning given to such term in Section
           --------                                               -------
2.03(d).
-------

          "RELATED FUND" shall mean, with respect to any Lender that is an
           ------------
investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "RELEASE" shall mean any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or property.

          "REMEDIAL ACTION" shall mean actions required to (1) clean up, remove,
           ---------------
treat or in any other way address Contaminants in the environment; (2) prevent the Release or threat of Release or prevent or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the environment; or (3) perform preremedial studies and investigations and postremedial monitoring and care.

          "REPORTABLE EVENT" shall mean any reportable event as defined in
           ----------------
Section 4043 of ERISA unless the reporting requirement with respect to such reportable event has been waived by the PBGC or other appropriate Governmental Authority.

          "REQUISITE LENDERS" shall mean (a) prior to the date on which the
           -----------------
Loans are made, Lenders having at least fifty-one percent (51%) of the aggregate Commitment Amounts of all Lenders, (b) on and after the date on which the Loans are made Lenders holding at least fifty-one percent (51%) of the aggregate outstanding amount of the Loans.

          "SECOND PRIORITY APPLICABLE MARGIN" shall mean with respect to (i)
           ---------------------------------
each Loan bearing interest based upon the Base Rate, 7.0% per annum, and (ii) each Loan bearing interest based upon the LIBO Rate, 8.0% per annum.

          "SECURED PARTIES" shall have the meaning assigned to that term in the
           ---------------
Intercreditor Agreement.

          "SILICON VALLEY FACILITY" shall mean the QuickStart Loan and Security
           -----------------------
Agreement, dated October 23, 1997, between Silicon Valley Bank and Borrower.

          "SOLVENT" shall mean, at any time of determination, with respect to
           -------
any Person:

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
          (i) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including, without limitation, contingent liabilities); and

          (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

          (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

          (iv) it has capital sufficient to carry on its business as conducted or contemplated to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or mature liability.

          "SUBSIDIARY" shall mean, with respect to any Person, any corporation,
           ----------
partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the such Person for financial statement purposes.

          "SWITCH EQUIPMENT" shall mean telecommunications switches and
           ----------------
associated electronics.

          "SYSTEM" shall mean each data communications, telecommunications or
           ------
information system (including, without limitation, any voice, video transmission, data or Internet services), and any related, ancillary or complementary services, owned by Borrower or its Subsidiaries and all replacements, enhancements or additions thereto.

          "TAXES" shall mean any and all license, documentation, recording and
           -----
registration fees, and all taxes, including, without limitation, income (other than taxes on net income or profits and franchise taxes imposed on the Lenders or any Agent by the United

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located), gross receipts, sales, value-added, use, excise, personal property (tangible and intangible), real estate and stamp, documentary, transfer or recording taxes, levies, imposts, deductions, duties, assessments, fees, charges, and withholdings of any nature whatsoever, whether or not presently in existence, together with any penalties, fines, additions to tax, or interest thereon, imposed by any taxing authority or other Governmental Authority.

          "TEMPORARY CASH INVESTMENTS" shall mean (i) Investments in marketable,
           --------------------------
direct obligations issued or guaranteed by the United States of America, or of any governmental agency or political subdivision thereof, maturing within 365 days of the date of purchase; (ii) Investments in certificates of deposit or time deposits issued by a bank organized under the laws of the United States of America or any state thereof or the District of Columbia, in each case having capital, surplus and undivided profits totaling more than $500,000,000 and rated at least A by Standard & Poor's Ratings Service and A-2 by Moody's Investors Service, Inc. maturing within 365 days of purchase; (iii) Investments not exceeding 365 days in duration in money market funds that are sponsored by a registered broker dealer or mutual fund distributor, (iv) commercial paper issued by any Person organized under the laws of any State of the United States of America and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investor's Service, Inc. or at least "A-1" (or the then equivalent grade) by Standard and Poor's Ratings Group, a division of McGraw-Hill Companies, Inc., in each case with maturities of not more than 180 days from the date of acquisition thereof; and (v) repurchase agreements entered into by Borrower with a bank or trust company or recognized securities dealer having combined capital and surplus of at least $50,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which a Credit Party shall have a valid and perfected first priority security interest (subject to no other Liens) provided that each such repurchase agreement shall have a fair market value of at least 100% of the amount of the repurchase obligations thereunder on the date of purchase thereof.

          "TERMINATION DATE" shall mean March 31, 2004.
           ----------------

          "TERMINATION EVENT" shall mean (i) a Reportable Event with respect to
           -----------------
a Benefit Plan; (ii) the withdrawal of Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which Borrower or such ERISA Affiliate was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the imposition of an obligation on Borrower or any ERISA Affiliate under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA;
(iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) the termination of, or the appointment of a trustee to administer, any Benefit Plan

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
pursuant to Section 4042 of ERISA; or (vi) the partial or complete withdrawal of Borrower or any ERISA Affiliate from a Multiemployer Plan, in each case, provided that such event results or is reasonably likely to result in a material liability to Borrower.

          "THIRD PARTY INTERACTIVES" shall mean all Persons with whom Borrower
           ------------------------
exchanges data electronically in the ordinary course of business, including without limitation, customers, suppliers, third-party vendors, subcontractors, processors-converters, shippers and warehousemen.

          "TOTAL DEBT" shall mean, as of any date of determination,  the Debt of
           ----------
Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less, prior to the consummation of an initial public offering of
           ----
common stock by Holdings providing gross proceeds to Holdings of not less than $125,000,000, the net proceeds of which are used to make capital contributions to Borrower constituting Contributed Capital, the amount of cash on hand and any Temporary Cash Investment in excess of $10,000,000 held by Borrower and its Subsidiaries as of such date.

          "TOTAL INTEREST AMOUNT" shall have the meaning set forth in Section
           ---------------------                                      -------
2.05(a)(ii) hereof.
-----------

          "TOTAL LEVERAGE RATIO" shall mean the ratio of (i) Total Debt as of
           --------------------
the last day of any fiscal quarter, to (ii) the product of (A) two (2) multiplied by (B) EBITDA of Borrower and its Subsidiaries on a consolidated basis, for the six month period ending on the last day of such fiscal quarter.

          "VENDOR FINANCING" means Debt of Borrower owed to the provider of
           ----------------
Telecommunications Equipment (or an Affiliate thereof) with respect to the purchase or acquisition of such Telecommunications Equipment by Borrower.

          "VOTING STOCK" shall mean securities of any class or classes of a
           ------------
corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

          "YEAR 2000 CORRECTIVE ACTIONS" shall mean, as to each of the Credit
           ----------------------------
Parties, all actions necessary to eliminate such Credit Party's Year 2000 Problems, including, without limitation, computer code enhancements and revisions, upgrades and replacements of Year 2000 Date-Sensitive
Systems/Components, and coordination of such enhancements, revisions, upgrades and replacements with Third Party Interactives.

          "YEAR 2000 CORRECTIVE PLAN" shall mean, with respect to each of the
           -------------------------
Credit Parties, a comprehensive plan to eliminate all of its Year 2000 Problems on or before August 31, 1999, including without limitations (i) computer code enhancements or revisions, (ii)

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
upgrades or replacements of Year 2000 Date-Sensitive Systems/Components, (iii) test and validation procedures, (iv) an implementation time line and budget and
(v) designation of specific employees who will be responsible for planning, coordinating and implementing each phase or subpart of the Year 2000 Corrective Plan.

          "YEAR 2000 DATE-SENSITIVE SYSTEM/COMPONENT" shall mean, as to any
           -----------------------------------------
Person, any system software, network software, applications software, database, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include, without limitation, mainframe computers, file server/client system, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

          "YEAR 2000 IMPLEMENTATION TESTING" shall mean, as to each of the
           --------------------------------
Credit Parties, (i) the performance of test and validation procedures regarding Year 2000 Corrective Actions on a unit basis and a system wide basis, (ii) the performance of test and validation procedures regarding data exchanges among the Credit Parties' Year 2000 Date-Sensitive Systems/Components and data exchanges with Third Party Interactives, and (iii) the design and implementation of additional Year 2000 Corrective Actions, the need for which has been demonstrated by test and validation procedures.

          "YEAR 2000 PROBLEMS" shall mean, with respect to each of the Credit
           ------------------
Parties, limitations on the capacity or readiness of any such Credit Party's Year 2000 Date-Sensitive Systems/Components to accurately accept, create, manipulate, sort, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information among Year 2000 Date-Sensitive Systems/Components of the Credit Parties and exchanges of information among the Credit Parties and Year 2000 Date-Sensitive Systems/Components of Third Party Interactives and functionality of peripheral interfaces, firmware and embedded microchips.

1.1  SECTION    ACCOUNTING TERMS.     EXCEPT AS OTHERWISE EXPRESSLY
                -----------------
PROVIDED HEREIN, ALL ACCOUNTING TERMS NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN CONFORMITY WITH GAAP. FINANCIAL STATEMENTS AND OTHER INFORMATION REQUIRED TO BE DELIVERED BY CREDIT PARTIES TO LENDERS PURSUANT TO Section 5.06 shall be prepared in accordance with GAAP as in effect at the
   ------------
time of such preparation. Subject to the foregoing, calculations in connection with the definitions, covenants and other provisions hereof shall utilize accounting principles and policies in conformity with those used to prepare the Financials.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
1.2  SECTION    OTHER TERMS DEFINED IN NEW YORK UNIFORM COMMERCIAL CODE.
                -------------------------------------------------------
All other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided by the Uniform Commercial Code of the State of New York (the "CODE") to the extent the same are
                                               ----
used or defined therein.

2    ARTICLE
LOANS
-----

3.1  SECTION    AGREEMENT TO LEND.
                -----------------
(a) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make in a single draw-down on the Funding Date a Loan to Borrower in the amount of such Lender's Commitment

(b) The proceeds of the Loans, together with the proceeds of up to $15,000,000 of First Priority Loans, shall be used, on the Funding Date, to repay the principal of, interest and prepayment fees relating to the Morgan Stanley Bridge Notes and the Silicon Valley Facility, and to pay all fees and expenses incurred in connection with the Loan Documents.

(c)       Loans that are repaid or prepaid may not be reborrowed.

3.2  SECTION    LOANS.
                -----

(a) Each Base Rate Loan shall be in a minimum principal amount of $1,000,000 and increments of $250,000 in excess thereof. Each LIBOR Loan shall be in a minimum principal amount of $5,000,000 and increments of $1,000,000 in excess thereof.

(b) At any time, Loans may be subject to a number of Interest Periods no greater than the difference between y) seven (7) Interest Periods and z) the number of Interest Periods in effect under the First Priority Loan Documents.

3.3  SECTION    PROCEDURE FOR LOAN REQUEST.
                --------------------------

(a) Borrower shall deliver to Administrative Agent a Notice of Borrowing with respect to the Loans on or before 11:00 a.m. (New York time) at least three
(3) Business Days prior to the Funding Date. The Loans made on the Funding Date shall be Base Rate Loans and thereafter may be continued as Base Rate Loans or converted into LIBOR Loans in the manner provided in Section 2.06 and subject to
                                                     ------------
the other conditions and limitations therein set forth and set forth in this
Article II.
----------

(b) The Administrative Agent agrees, promptly upon receipt of a Notice of Borrowing, to notify each Lender of the date and amount of the Loans proposed thereunder and

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
the amount of such Lender's Pro Rata Share therein. So long as no Event of Default has occurred and is continuing and upon fulfillment of the applicable conditions set forth in Article IV, each such Lender severally agrees, on or
                        ----------
before 12:00 P.M. (New York time) on the Funding Date, to pay into the Payment Account, an amount equal to such Lender's Pro Rata Share of such Loan in dollars and in same day funds. After the Administrative Agent's receipt of such Lender's Loan proceeds, the Administrative Agent shall make available such proceeds to Borrower or the Person entitled to payment thereof at the bank account(s) specified in the Notice of Borrowing on the date specified in such Notice of Borrowing in Dollars in immediately available funds.

(c) Unless the Administrative Agent has received written notice from a Lender on or prior to the date of any proposed Loan that such Lender will not make available to the Administrative Agent such Lender's Pro Rata Share of such Loan, the Administrative Agent may, but is not obligated to, assume that such Lender has made its Pro Rata Share of such Loan available to the Administrative Agent on the date of such Loan in accordance with paragraph (b) above, and the
                                                  -------------
Lenders may, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If such Pro Rata Share is not, in fact, paid to Administrative Agent by such Lender when due, the Administrative Agent will be entitled to recover such amount on demand from such Lender or Borrower which received the proceeds of such Loan without set-off, counterclaim or deduction of any kind, together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to the Administrative Agent either by Borrower or such Lender, at, (1) in the case of Borrower, the interest rate applicable to such Loan, and (2) in the case of such Lender, the Federal Funds Effective Rate. Nothing in this Section 2.03(c) or
                                                          ---------------
elsewhere in this Agreement or the other Loan Documents shall be deemed to require Administrative Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. Without limiting the foregoing, with respect to any Lender which for any reason fails to make timely payment to the Administrative Agent of its Pro Rata Share of any Loan, the Administrative Agent, in addition to other rights and remedies which it may have, shall be entitled to withhold or set off from any payments due to such Lender hereunder, an amount equal to the Pro Rata Share required to have been paid by such Lender plus interest as described above, and to bring an action or suit against such Lender in a court of competent jurisdiction to recover such Pro Rata Share thereof and any related interest thereon. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's applicable Pro Rata Share of such Loan for purposes of this Agreement. If both such Lender and Borrower shall have repaid the corresponding amount, the Administrative Agent shall promptly return to Borrower its corresponding amount.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
(d) Administrative Agent shall maintain at its principal office a register for the recordation of the names and addresses of Lenders and the Commitment Amount and Loans of each Lender from time to time (the "REGISTER"). The Register shall
                                                 --------
be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record in the Register the Commitment Amounts and the Loans, and each repayment or prepayment in respect of the principal amount of the Loans, and any such recordation shall be prima facie evidence of such matters; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Commitment Amounts or any Obligations in respect of any Loan. Each Borrower hereby designates Newcourt to serve as such Borrower's agent solely for purposes of maintaining the Register as provided in this Section 2.03(d), and Borrower
                                                ---------------
hereby agrees that, to the extent Newcourt serves in such capacity, Newcourt and its officers, directors, employees, agents and affiliates shall constitute "Indemnitees".

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
3.4  SECTION THE NOTES. Borrower shall execute and deliver to each Lender a Note
             ---------
to evidence the Commitment of that Lender. Each Note shall be in the principal amount of the Commitment Amount of the applicable Lender, dated the Funding Date, stated to mature on March 31, 2004. The Note payable to a Lender shall represent the obligation of Borrower to pay the unpaid principal amount of all Loans (including, without limitation, all Loans deemed made pursuant to Section 2.08(c)) to Borrower by such Lender together with interest thereon as prescribed in Section 2.05. The aggregate principal amount of all the Notes shall not
   ------------
exceed the aggregate Commitments of all the Lenders, plus all Loans deemed made pursuant to Section 2.08(c)). The Administrative Agent is hereby authorized by Borrower to record in the Register the date and amount of each Loan made to Borrower, as applicable, and to record therein the date and amount of each payment on each Loan made to Borrower, and such recordations shall be prima facie evidence of the amounts owing to the Lenders with respect to the Loans in the absence of manifest error; provided, however, that the failure of the
                               --------  -------
Administrative Agent to register any such information on such schedule shall not in any manner affect the obligation of Borrower to repay the Loans made to Borrower in accordance with the terms of this Agreement.

3.5  SECTION INTEREST ON LOANS.
             -----------------

(a)       General. Subject to the provisions of Sections 2.05(b), 2.06, 2.07,
          -------                               ----------------  ----  ----
and 2.08(c):

          (i) each Loan shall bear interest at the rate per annum equal to (i) the Base Rate plus the Second Priority Applicable Margin, computed on the basis of a 365 or 366 day year, or (ii) the LIBO Rate plus the Second Priority Applicable Margin, computed on the basis of a 360 day year, as selected by Borrower in the Notices of Borrowing and the Notices of Continuation/Conversion; and

          (ii) the Loans shall also bear interest in an additional amount equal to the Additional Interest Amount (together with the interest payable pursuant to clause (i), herein collectively referred to as the "TOTAL
                                                                          -----
          INTEREST AMOUNT").
          ---------------

(b)       Default Interest. If Borrower shall default in the payment of the
          ----------------
principal of or interest on any Loan or any other amount becoming due hereunder or under any of the other Loan Documents on its due date, then Borrower shall, on demand from the Administrative Agent, thereafter pay interest on all Loans at a rate that is four percent (4.00%) per annum above the rates of interest otherwise payable on all the Loans from the date such

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

payment is due to the date such payment default is either cured or waived in writing by the Requisite Lenders. If any other Event of Default shall occur and be continuing and shall be declared by the Administrative Agent upon the direction of the Requisite Lenders, then Borrower shall, on demand, thereafter pay interest on all the Loans at a rate that is two percent (2.00%) per annum above the rates of interest otherwise payable on the Loans from the date of the occurrence of such Event of Default until the date such Event of Default has been cured or waived in writing by the Requisite Lenders; provided, that if an
                                                          --------
Event of Default described in the first sentence of this clause (b) shall occur
                                                         ----------
at any time that an Event of Default described in this second sentence has occurred and is continuing, then the rate of interest described in the first sentence of this clause (b) shall apply. After the occurrence and during the
                 ----------
continuance of any Event of Default, Borrower shall be subject to the limitations on borrowings of, conversions into and continuations as LIBOR Loans set forth in Section 2.07(g).
             ---------------

3.6  SECTION   CONVERSION OR CONTINUATION.
               --------------------------

(a)       Subject to the provisions of Section 2.07, Borrower shall have the
                                       ------------
option (i) to convert all or any part of its outstanding Loans, in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount from Loans that are Base Rate Loans to LIBOR Loans; (ii) to convert all or any part of its outstanding Loans from LIBOR Loans to Base Rate Loans on the expiration of the Interest Period applicable thereto; and (iii) upon the expiration of any Interest Period applicable to any outstanding LIBOR Loan, to continue all of such LIBOR Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a LIBOR Loan or LIBOR Loan, as applicable; provided, the minimum amounts referred to in this Section 2.06(a)
            --------
shall not apply to any Loan deemed made pursuant to Section 2.08(c); and provided, further, that no outstanding Loans may be converted into, or continued
--------  -------
as, LIBOR Loans when any Default or Event of Default referred to in Section 9.01(a) has occurred and is continuing.

(b)  Whenever a Borrower elects to convert or continue Loans under this Section
                                                                        -------
2.06, Borrower shall deliver to the Administrative Agent a Notice of
----
Conversion/Continuation signed by an authorized officer of Borrower (i) no later than 10:00 a.m. (New York time) three (3) Business Days in advance of the requested conversion date, in the case of a conversion into Base Rate Loans, and
(ii) no later than 10:00 a.m. (New York time) three (3) Business Days in advance of the requested conversion or continuation date, in the case of a conversion into, or continuation of, LIBOR Loans. The Notice of Conversion/Continuation shall specify (1) the conversion or continuation date (which shall be a Business
Day) and, in the case of any continuation, the last day of the then applicable Interest Period, (2) the amount and type of the Loans to be converted or continued, (3) the nature of the requested conversion or continuation, and (4) in the case of a conversion into, or continuation of, LIBOR Loans, the requested Interest Period. Promptly after receipt of a Notice

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

of Conversion/Continuation pursuant to this Section 2.06(b), the Administrative
                                            ---------------
Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested conversion or continuation. In the event that a Borrower should fail to provide a Notice of Conversion/Continuation with respect to any LIBOR Loans as provided above, such Loans shall, on the last day of the Interest Period with respect to such Loans, convert to Base Rate Loans.

(c) Any Notice of Conversion/Continuation for conversion to, or continuation of, Loans made pursuant to this Section 2.06 shall be irrevocable
                                             ------------
and the applicable Borrower shall be bound to convert or continue in accordance therewith.

3.7  SECTION   SPECIAL PROVISIONS GOVERNING LIBOR LOANS.  Notwithstanding any
               ----------------------------------------
other provisions to the contrary contained in this Agreement, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

(a)       Amount of LIBOR Loans.  Each continuation of or conversion to LIBOR
          ---------------------
Loans, shall be in a minimum amount of $5,000,000 and in integral multiples of $1,000,000 in excess of that amount.

(b)       Determination of Interest Period.  By giving notice as set forth in
          --------------------------------
Section 2.06(b), a Borrower shall have the option, subject to the other
---------------
provisions of this Section 2.07, to specify whether the Interest Period for such
                   ------------
LIBOR Loan shall be a one, two, three or six month period. The determination of Interest Periods shall be subject to the following provisions:

          (i) In the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the preceding Interest Period expires.

          (ii) If any Interest Period would otherwise expire on a day which is not a Business Day, the Interest Period shall be extended to expire on the next succeeding Business Day; provided, however, that if the next
                                            --------  -------
          succeeding Business Day occurs in the following calendar month, then such Interest Period shall expire on the immediately preceding Business Day.

          (iii) Borrower may not select an Interest Period for any LIBOR Loan, which Interest Period expires later than the maturity date of such Loan.

(c)       Determination of Interest Rate.  As soon as practicable after 10:00
          ------------------------------
a.m. (New York time) on the LIBOR Interest Rate Determination Date, the Administrative Agent shall

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

determine (which determination shall, absent manifest error, be presumptively correct) the interest rate for the LIBOR Loans for which an interest rate is then being determined and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower and the Lenders. In the event that on any LIBOR Interest Rate Determination Date the Administrative Agent shall have determined (which determination shall, absent manifest error, be presumptively correct and binding upon all parties) that:

          (i) adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the LIBO Rate then being determined is to be fixed; or

          (ii) Dollar deposits in the relevant amounts and for the relevant Interest Period are not generally available to Lenders in the eurodollar market at the LIBO Rate, then:

          (A) each LIBOR Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan; and

          (B) the obligation of the Lenders to make, or to convert Loans into, LIBOR Loans shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

(d)       Illegality.  Notwithstanding any other provision of this Agreement, if
          ----------
any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation after the Closing Date makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender to perform its obligations hereunder to make LIBOR Loans or to fund or maintain LIBOR Loans hereunder, (i) the obligation of the Lenders to make, or to convert Loans into or to continue Loans as, LIBOR Loans shall be suspended until the Administrative Agent shall notify Borrower and the Lenders that the circumstances causing such suspension no longer exist and (ii) Borrower shall on the termination of the Interest Period then applicable thereto, or on such earlier date required by law, prepay in full all LIBOR Loans then outstanding together with accrued interest thereon, or convert all such LIBOR Loans into Base Rate Loans in accordance with Section
                                                                     -------
2.06.
----

(e)       Compensation.  In addition to such amounts as are required to be paid
          ------------
by Borrower pursuant to the other Sections of this Article II, Borrower agrees
                                                   ----------
to compensate any Lender for all losses, expenses and liabilities, including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

acquired by such Lender to fund or maintain such Lender's LIBOR Loans to Borrower, which such Lender may sustain (i) if for any reason a funding of any LIBOR Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, or a successive Interest Period does not commence after notice therefor is given pursuant to Section 2.06 as a result of
                                                    ------------
any act or omission of Borrower, (ii) if any voluntary or mandatory prepayment of any LIBOR Loans occurs for any reason on a date which is not the last scheduled day of an Interest Period, (iii) as a consequence of any required conversion of LIBOR Loans to Base Rate Loans as a result of any of the events indicated in Section 2.07(d), or (iv) as a consequence of any other failure by a
             ---------------
Borrower to repay LIBOR Loans when required by the terms of this Agreement.

(f)       Booking of LIBOR Loans.  The Lenders may make, carry or transfer LIBOR
          ----------------------
Loans at, to, or for the account of, any of their respective branch offices or the office of any of their respective affiliates.

(g)       LIBOR Loans After Event of Default.  After the occurrence of and
          ----------------------------------
during the continuance of any Event of Default referred to in Section 9.01(a), Borrower may not elect to have any Loans continued as, or converted to, LIBOR Loans after the expiration of any Interest Period then in effect for such Loans.

3.8  SECTION   PAYMENTS.
               --------

(a) Interest equal to the Additional Interest Amount shall be payable in arrears on each date interest is payable with respect to the First Priority Loans to the extent that interest is payable on such First Priority Loans on such date.

(b) Interest on each LIBOR Loan shall be payable in arrears on each LIBOR Interest Payment Date and, if such LIBOR Loan is paid in full other than on such LIBOR Interest Payment date, on such other date. Interest on each Base Rate Loan will be payable in arrears on each Payment Date and, if such Base Rate Loan is paid in full (other than by means of a conversion to a LIBOR Loan) other than on such Payment Date, on such other date; provided, in no event shall any amount payable under this Section 2.08(b) include any amount payable under Section 2.08(a).

(c) Prior to the first anniversary of the Closing Date, on each date interest is paid on the Loans or the First Priority Loans, a portion of interest payable on the Loans equal to 2.0% per annum of the amount of the Loans and/or First Priority Loans giving rise to such interest payment for the period during which accrued interest is then being paid shall not be payable in cash but shall be added (i.e., capitalized) to the aggregate principal amount of the outstanding Loans on a pro rata basis, and shall on and after such interest payment date (the "CAPITALIZATION DATE") constitute a Loan for all purposes
                   -------------------
under this Agreement; provided, that (i) any such Loans resulting from the
                      --------
capitalization of interest as described above shall

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

bear interest (y) so long as any LIBOR Loans are outstanding as of the applicable Capitalization Date and no Interest Period is otherwise ending on such Capitalization Date, at the rate of interest (including a proportionate share of the Additional Interest Amount) borne by the LIBOR Loans with the Interest Period next scheduled to expire, (and shall otherwise be treated for all purposes under this Agreement as an addition to such LIBOR Loans) until the date of expiration of such Interest Period and thereafter as otherwise provided pursuant to the provisions of this Agreement and (z) otherwise at a rate of interest as otherwise determined with respect to the Loans pursuant to the provisions of this Agreement and (ii) the principal amount thereof shall be repaid on or before March 31, 2004.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(d)       Subject to the provisions of Sections 2.09 and 9.02, the outstanding
                                       -------------     ----
principal balance of the Loans shall be repaid in the percentages of the Loans outstanding on the Closing Date and on the dates specified below.

                         Date                                % of Loans
          --------------------------------            ---------------------
          June 30, 2001                                          1.25
          September 30, 2001                                     1.25
          December 31, 2001                                      1.25
          March 31, 2002                                         1.25
          June 30, 2002                                          1.25
          September 30, 2002                                     1.25
          December 31, 2002                                      1.25
          March 31, 2003                                         1.25
          June 30, 2003                                          1.25
          September 30, 2003                                     1.25
          December 31, 2003                                     43.75
          March 31, 2004                                        43.75

(a) After the occurrence and during the continuance of an Event of Default, all proceeds received by Administrative Agent or Collateral Agent from any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document during the continuation of such Event of Default shall be applied as follows:

          (i) to the payment in full of all Obligations (as defined in the First Priority Loan Documents);

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          (ii) to the payment of all costs and expenses of such sale, collection or other realization, including all expenses, liabilities and advances made or incurred by Administrative Agent, Collateral Agent and their respective agents and counsel in connection therewith, and all amounts for which Administrative Agent, Collateral Agent or any Lender is entitled to indemnification under any of the Loan Documents and all advances made by Administrative Agent or Collateral Agent thereunder for the account of the applicable Credit Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent or Collateral Agent in connection with the exercise of any right or remedy under any Loan Document;

          (iii) thereafter, to the payment of accrued interest and fees owed to Agents and Lenders;

          (iv) thereafter, to the extent of any excess such proceeds, to the payment of all other Obligations then due and owing for the benefit of the holders thereof in accordance with the terms of the Intercreditor Agreement; and

          (v) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Credit Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

1.2  SECTION   VOLUNTARY AND MANDATORY PREPAYMENT OF LOANS.
               -------------------------------------------

(a) No amount of Loans may be prepaid at any time prior to the six-month anniversary of the Closing Date. At any time after the six-month anniversary of the Closing Date, Borrower shall have the right upon the provision of five days' prior written notice to the Administrative Agent, which notice, once given, shall be irrevocable, to prepay the outstanding principal of the Base Rate Loans in a minimum principal amount of $1,000,000 and increments of $250,000 in excess thereof, or the outstanding principal amount of the LIBOR Loans in a minimum principal amount of $5,000,000 and increments of $1,000,000 in excess thereof, together in each case with accrued interest thereon, the aggregate Prepayment Premium applicable thereto and any amount payable pursuant to Section 2.07(e).
                                                              ---------------
The amount of principal so prepaid shall be applied to the remaining scheduled Principal Payments in accordance with Section 2.10;
                                      ------------

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(b) Upon the occurrence of any Event of Loss in excess of $250,000 with respect to any item of assets of a Credit Party that is not repaired or replaced with assets used or useful in the business of such Credit Party that have a value at least equal to the assets to be replaced before the occurrence of the Event of Loss (assuming that the assets to be replaced had been maintained in the condition and repair as required by the terms and conditions hereof or of any other Loan Document) within 180 days after the occurrence of such Event of Loss or any Events of Loss which, in the aggregate, exceed $500,000 with respect to any assets that are not so repaired or replaced (in each case, other than an item of assets no longer used or useful in the business of the Credit Parties), Borrower shall make a principal prepayment within thirty (30) days of such Event of Loss in an amount equal to the net cash proceeds, if any, so received, together with accrued interest thereon (but without the Prepayment Premium) with such principal payment to be applied, pro rata, to outstanding principal balance
                                      --- ----
of the Loans and further applied to the remaining scheduled Principal Payments on such Loans in accordance with Section 2.10; provided, that no
                                 ------------  --------
such prepayment shall be required to be made to the extent the proceeds giving rise to such prepayment are required to be used to prepay the First Priority Loans under the terms of the First Priority Loan Documents.

(c) Borrower shall prepay the Loans on a pro rata basis (and such prepayment shall be further applied to the remaining scheduled Principal Payments in accordance with Section 2.10) in a principal amount equal to all of
                            ------------
the net proceeds of any sales of assets of Borrower other than sales in the ordinary course of business, which proceeds are not reinvested within one hundred eighty (180) days after receipt thereof in productive long term assets used or useful in the business of Borrower that have value at least equal to the assets sold (assuming that such assets were maintained in good condition and repair as required by the terms and conditions hereof or of any other Loan Document), plus the applicable Prepayment Premium, within five (5) days after the expiration of the applicable one hundred eighty (180) day period; provided,
                                                                      --------
that no such prepayment shall be required to be made to the extent the proceeds giving rise to such prepayment are required to be used to prepay the First Priority Loans under the terms of the First Priority Loan Documents.

(d) On the first Payment Date of each year, commencing with the Payment Date occurring on March 31, 2002, the Loans shall be prepaid on a pro rata basis (and the amount of such prepayment (but without a Prepayment Premium) further applied to the remaining scheduled Principal Payments on the Loans in accordance with Section 2.10) by an amount equal to fifty percent (50%) of Excess Operating
     ------------
Cash Flow for the preceding fiscal year until Borrower has achieved and maintained for at least two (2) consecutive fiscal quarters (whether before or after March 31, 2002), a Total Leverage Ratio of less than 6:1, as determined by reference to the financial statements delivered pursuant to Section 5.06;
                                                            ------------
provided, that no such prepayment shall be required to be made to the extent the
--------
proceeds giving rise

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

to such prepayment are required to be used to prepay the First Priority Loans under the terms of the First Priority Loan Documents.

(e) Upon the occurrence and during the continuance of a Default, Borrower shall prepay the Loans on a pro rata basis (and such prepayment shall be further applied to the remaining scheduled Principal Payments in accordance with Section
                                                                         -------
2.10) in a principal amount equal to all of the net proceeds of any sales of
----
Investments permitted pursuant to Section 6.06(viii), plus the applicable Prepayment Premium, within five (5) days after the receipt of such proceeds; provided, that no such prepayment shall be required to be made to the extent the
--------
proceeds giving rise to such prepayment are required to be used to prepay the First Priority Loans under the terms of the First Priority Loan Documents.

1.3  SECTION   CERTAIN PROVISIONS REGARDING PREPAYMENTS.
               -----------------------------------------

(a) Any prepayment of Loans shall be applied first to Base Rate Loans to the full extent thereof before application to LIBOR Loans in each case so as to minimize the amount of any payments required to be made by Borrower pursuant to
Section 2.07(e).
---------------

(b)       Notwithstanding any provision to the contrary contained in Section
                                                                     -------
2.09, no voluntary or mandatory prepayment of Loans shall be made until the six-
----
month anniversary of the Closing Date, and any proceeds otherwise required to be used to make a mandatory prepayment prior to such date shall be delivered on the date otherwise required to be used to prepay Loans in accordance with Section
                                                                      -------
2.09 to Collateral Agent to be held in escrow, and invested in Temporary Cash
----
Investments (to the extent the Collateral Agent is able to provide or otherwise invest in such Temporary Cash Investments), for application to prepayment of Loans on the six-month anniversary of the Closing Date.

(c)       Each voluntary and mandatory prepayment made pursuant to Section 2.09
                                                                   ------------
shall also be applied, on a pro rata basis, to reduce each Principal Payment scheduled to occur after the date of such prepayment.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(d)       Each voluntary and mandatory prepayment required under Section 2.09
                                                                 ------------
shall be allocated among the Lenders to repay their Loans on the basis of their Pro Rata Shares.

1.4  SECTION   FEES.
               ----

(a)       COMMITMENT FEE.  The Borrower shall pay to the Lenders a commitment
          --------------
fee (the "COMMITMENT FEE") for the period commencing on the Effective Date and
          --------------
ending on the Revolving Credit Commitment Termination Date (as such term is defined in the First Priority Loan Agreement), computed (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of 1.00%, per annum, on the average daily aggregate amount of unused Revolving Loan Commitment Amounts (as such term is defined in the First Priority Loan Agreement). Such Commitment Fee, to the extent then accrued, shall be payable on each Payment Date.

(b) The Borrowers shall pay and be liable to the Administrative Agent for the account of the Lenders to be allocated among the Lenders on the basis of their Pro Rata Shares, a fee equal to the product of (y) the amount of any First Priority Loans prepaid prior to the twenty fifth monthly anniversary of the Closing Date times (z) the applicable First Priority Prepayment Premium, such fee to be payable on the date of any such prepayment of the First Priority Loans.

(c) The Borrower shall also pay the Agents and shall be liable to the Agents, for payment of other amounts separately agreed to by Borrower and Agents.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(d)       All fees once paid shall be deemed fully earned and nonrefundable.

1.5  SECTION   MANNER OF PAYMENT; SPECIAL TAX CONSIDERATIONS.
               ---------------------------------------------

(a) All payments by Borrower hereunder and under the Notes shall be made to the Administrative Agent by wire transfer or other electronic payment method to the Payment Account or to such bank account as the Administrative Agent may designate, for the account of the Lenders in Dollars in immediately available funds by 11:00 a.m., New York time, on the date on which such payment shall be due. The Administrative Agent will promptly thereafter (but in no event later than the date of receipt of such payment, if such is received at or prior to 12:00 p.m., New York time, on the date immediately following the date of receipt of such payment, if such is received after 12:00 p.m., New York time) cause to be distributed like funds relating to the payment of principal or interest or other fees ratably (other than amounts payable pursuant to Section 2.14) to each
                                                           ------------
Lender in accordance with its Pro Rata Share. In the event that the Administrative Agent shall not make distributions to any Lender in accordance with the terms of the immediately preceding sentence, the amounts required to be so distributed by the Administrative Agent shall bear interest at then Federal Funds Effective Rate from the date such amount was required to be distributed to such Lender pursuant to the immediately preceding sentence until the date such distribution is actually made to such Lender. Any such accrued interest shall be payable by the Administrative Agent on demand. Interest in respect of any Loan hereunder shall accrue from the day such Loan is made up to and including the day prior to the date on which such Loan is paid in full. Payments received after 12:00 p.m. New York time shall not be given credit until the next Business Day, and Borrower shall be liable for interest, if any, accruing on such payment until the next Business Day.

(1) Any and all payments by Borrower hereunder shall be made free and clear of and without deduction for any and all Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender or Administrative Agent
                        ------------
receives an amount equal to the sum it would have received had no such deductions been made, (B) Borrower shall make such deductions, and (C) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to the payments by Borrower made to the Lending Office or any other office that a Lender may claim as its Lending Office, or (z) after such Lender's selection and designation of any other Lending Office, to such payments made to such other Lending Office, such Lender shall use reasonable efforts to make, fund and maintain its Loans through another Lending Office of

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

such Lender in another jurisdiction so as to reduce, but not increase, the applicable Borrower's liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Office of such Lender does not, in the sole and absolute judgment of such Lender, otherwise materially adversely affect such Loans, such Lender's obligations under its Commitment or such Lender. Notwithstanding anything to the contrary hereunder, if a Person becomes a Lender under this Agreement pursuant to Section 11.06 hereof, Borrower shall in no
                                 -------------
event be required to increase any payment pursuant to paragraph (b) of this
Section 2.12 by an amount that would exceed the amount of any increase that
------------
would be required to be made under paragraph (b) of this Section 2.12 to the
                                                         ------------
assigning Lender.

(2) The Borrower will indemnify each Lender and each Agent and hold it harmless for the full amount of Taxes (including, without limitation, any Taxes imposed by any Governmental Authority on amounts payable under this Section 2.12
                                                                    ------------
or any other documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any other Loan Document) paid by such Lender or such Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto. This indemnification shall be made within thirty (30) days after the date such Lender or such Agent (as the case may be) makes written demand therefor. A certificate as to any additional amount payable to any Lender or Agent under this Section 2.12 submitted to Borrower and the Administrative
                    ------------
Agent (if a Lender is so submitting) by such Lender or such Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the Borrower shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and each Agent such certificates, receipts and other documents as may be required (in the judgment of such Lender or such Agent) to establish any tax credit to which such Lender or such Agent may be entitled.

(3) Within thirty (30) days after the date of any payment of Taxes on amounts payable hereunder by Borrower, Borrower will furnish to the Administrative Agent, at its address referred to in Section 11.01, the original
                                                    -------------
or a certified copy of a receipt evidencing payment thereof.

(4) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section
                                                                        -------
2.12 shall survive the payment in full of principal and interest hereunder and
----
the termination of this Agreement.

(5) Each Lender that is not created or organized under the laws of the United States of America or a political subdivision thereof shall deliver to Borrower and the

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

Administrative Agent on or before the effective date hereof, or, if later, the date on which such Lender becomes a Lender pursuant to Section 11.06 hereof, a
                                                       -------------
true and accurate certificate executed in duplicate by a duly authorized officer of such Lender, in a form reasonably satisfactory to Borrower and the Administrative Agent, to the effect that such Lender is capable under the provisions of an applicable tax treaty concluded by the United States of America (in which case the certificate shall be accompanied by two original, executed copies of Form 1001 of the IRS (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder)) or under Section 1442 of the IRC (in which case the certificate shall be accompanied by two original, executed copies of Form 4224 of the IRS (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder)) of receiving payments of interest hereunder exempt from or at a reduced deduction or withholding of United States federal income tax or that such Lender is not a bank described in Section 881(c)(3)(A) of the IRC (in which case the certificate should be accompanied by two original, executed copies of a Certificate re Non-Bank Status, together with two original, executed copies of Form W-8 or W-9 of the IRS (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder)). Each such Lender further agrees to deliver to Borrower and the Administrative Agent from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender substantially in a form reasonably satisfactory to Borrower and the Administrative Agent, before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to Borrower and the Administrative Agent pursuant to this Section
                                                                -------
2.12(b)(5). Further, each Lender which delivers a certificate accompanied by
----------
Form 1001 of the IRS covenants and agrees to deliver to Borrower and the Administrative Agent within fifteen (15) days prior to the first Payment Date and every third anniversary of such date thereafter, on which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of Form 1001 (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder), and each Lender that delivers a certificate accompanied by Form 4224 of the IRS (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder) covenants and agrees to deliver to Borrower and the Administrative Agent within fifteen (15) days prior to the beginning of each subsequent taxable year of such Lender during which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of IRS Form 4224 (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder). Each such certificate shall certify as to one of the following:

          (ii) that such Lender is capable of receiving payments of interest hereunder exempt from withholding of United States of America federal income tax;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          (iii) that such Lender is not capable of receiving payments of interest hereunder exempt from withholding of United States of America federal income tax as specified therein but is capable of recovering the full amount of any such withholding from a source other than Borrower and will not seek any such recovery from Borrower; or

          (iv) that, as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority after the date such Lender became a party hereto, such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of United States of America federal income tax as specified therein and that it is not capable of recovering the full amount of the same from a source other than Borrower.

Each Lender shall promptly furnish to Borrower and the Administrative Agent such additional documents as may be reasonably required by Borrower or the Administrative Agent to establish any exemption from or reduction of any Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender or at the expense of the requisite Person.

(6) For a period with respect to which a Lender has failed to provide the Administrative Agent and Borrower with the appropriate form described in Section
                                                                         -------
2.12(b)(5) (other than if such failure is due to a change in law occurring
----------
subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under this Section 2.12
                                                                ------------
with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its
--------  -------
failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request, and at such Lender's expense, to assist such Lender to recover such Taxes.

(7)       If a Borrower pays any additional amount under this Section 2.12 and,
                                                              ------------
as a result, any Lender, together with the Administrative Agent, subsequently, in their sole discretion and based on their own interpretation of any relevant laws (but acting in good faith) receive or are granted a final and non-appealable credit against or deduction from or in respect of any tax payable by such Lender, or obtain any other final and non-appealable relief in respect of any tax, which in the opinion of such Lender and the Administrative Agent, acting in good faith, is both reasonably identifiable and quantifiable by them without requir-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

ing any Lender, the Administrative Agent or their professional advisers to expend a material amount of time or incur a material cost in so identifying or quantifying (any of the foregoing, to the extent so reasonably identifiable and quantifiable, being referred to as a "SAVING"), such Lender shall, to the extent
                                      ------
that it can do so without prejudice to the retention of the Saving, reimburse Borrower promptly after such identification and quantification with the amount of such Saving; provided, however, that any such Saving shall be reduced by
                --------  -------
any costs incurred by such Lender or the Administrative Agent in obtaining such Saving.

(8)       Nothing in this Section 2.12(c) shall require any Lender to disclose
                          ---------------
to any Person any information regarding its tax affairs or to arrange its tax and other affairs in any particular manner.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

1.2  SECTION   MAXIMUM LAWFUL INTEREST RATE.  Notwithstanding any provision
               ----------------------------
contained herein, the total liability of Borrower for payment of interest pursuant hereto and the Notes, including any other charges or other amounts, to the extent such charges and other amounts are deemed to be interest, shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from Borrower (the "MAXIMUM RATE"). If any payments by
                                           ------------
Borrower for the account of any Lender include interest in excess of the Maximum Rate, such Lender shall apply such excess to the reduction of the unpaid principal amount owing by Borrower, or if none is due, such excess shall be returned to Borrower.

1.3  SECTION   FUNDING ISSUES.
               --------------

(a)       Increased Costs.  If, due to either (i) the introduction after the
          ---------------
date hereof of, or any change after the date hereof in or in the interpretation of, any applicable law, rule or regulation by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof or (ii) compliance by any Lender after the date hereof with any final request or final directive issued after the date hereof (whether or not having the force of law) by any such Governmental Authority, central bank or comparable agency, and, as a result of any of the events set forth in the above clauses (i) and (ii), (x) there shall be any increase in the cost to such
      -----------     ----
Lender in maintaining its Commitment under this Agreement or funding or maintaining its Pro Rata Share of the Loans under this Agreement, or (y) any Lender is subjected to any charge or withholding on its obligations hereunder, or changes in the basis of taxation of payments to any Lender in connection with any of the foregoing (except for changes in the rate of tax on overall net income of any Lender) (collectively, "INCREASED COSTS"), then Borrower shall,
                                      ---------------
from time to time, pay, to the Administrative Agent for the benefit of such Lender within 15 days after such Lender shall have provided notice to the Administrative Agent (and the Administrative Agent shall have provided notice to Borrower which the Administrative Agent shall promptly do) of such Increased Cost, an amount sufficient to compensate such Lender for such Increased Cost, as provided herein. A certificate setting forth in reasonable detail the computation of the amount of such Increased Cost (which increase in cost shall be determined by such Lender's reasonable allocation of the aggregate of such cost increases resulting from such event), submitted to Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

(b)       Increased Capital.  If any Lender which is subject to minimum capital
          -----------------
requirements determines that compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender, or any corporation controlling such Lender, and such Lender reasonably determines that the amount of such capital is increased by or based upon any commitment to lend here-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

under or making or maintaining Loans, or other commitments of this type, then, upon demand by such Person, Borrower agrees to, within five (5) days of such demand, pay to such Person, from time to time as specified by such Person, additional amounts sufficient to compensate such Person in the light of such circumstances, to the extent that such Person reasonably determines such increase in capital to be allocable to such Person's commitment or maintenance of Loans hereunder. A certificate as to the amount of such increased cost, submitted to Borrower by the applicable Person shall, absent manifest error, be conclusive and binding on Borrower for all purposes.

(c)       Replacement of Lender.  If Borrower, as a result of the requirements
          ---------------------
of any of Section 2.12, Section 2.14(a) or Section 2.14(b), shall be required to
          ------------  ---------------    ---------------
pay any particular Lender (an "AFFECTED LENDER") the additional amounts referred
                               ---------------
to in such Section, which costs are not imposed by the other Lenders, and such additional amounts are material, then Borrower shall be entitled to find a replacement Lender, reasonably acceptable to the Administrative Agent and the Requisite Lenders (such consent to such replacement Lender not to be unreasonably withheld), to replace the Affected Lender. The Affected Lender and the replacement Lender shall execute an Assignment Agreement with respect to all of the Affected Lender's Commitments and all Loans owing to the Affected Lender and comply with the other provisions of Section 11.06. Upon the payment by the
                                        -------------
replacement Lender to the Affected Lender of the then outstanding principal amount of Loans owing to the Affected Lender, together with accrued interest thereon, and the payment by Borrower to the Affected Lender of any compensation required with respect to LIBOR Loans pursuant to Section 2.07(e), the
                                                 ---------------
replacement Lender shall succeed to all of the Affected Lender's rights and obligations under this Agreement and the other Loan Documents.

(d)       Limitation.  Any demand for payment to be given by a Lender under
          ----------
Section 2.14 shall be effective only if given within 180 days of an officer of such Lender having knowledge of the facts giving rise to the right to make such demand.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

1    ARTICLE
REPRESENTATIONS AND WARRANTIES
------------------------------

          Each Credit Party represents and warrants to the Agents and the Lenders that:

1.1  SECTION   ORGANIZATION; POWERS.
               --------------------

(a) Such Credit Party (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) is qualified to do business in the jurisdiction in which its principal place of business is located and in every other jurisdiction where such qualification is necessary except where a failure to so qualify is not reasonably expected to have a Material Adverse Effect;

(b) such Credit Party has the power and authority to own its properties, to carry on its business as now conducted; and

(c) such Credit Party has the power and the authority to enter into each Loan Document to which it is a party and to carry out the transactions contemplated thereby.

1.2  SECTION   CORPORATE AUTHORIZATION.  The execution, delivery and performance
               -----------------------
of this Agreement and the other Loan Documents to which such Credit Party is a party, and the Loans hereunder:

(a) have been duly authorized by such Credit Party's Board of Directors or managers and, if necessary, such Credit Party's stockholders or members;

(b)       (1) do not (except as disclosed in Schedule 3.02) violate (i) any
                                             -------------
existing provision of law applicable to such Credit Party and not immaterial to its business, (ii) such Credit Party's Certificate or Articles of Incorporation or other organizational Documents, as the case may be, or (iii) any applicable order of any court or other governmental agency, and (2) do not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement for borrowed money, bond, note or other similar instrument or any other material agreement to which such Credit Party is a party or by which such Credit Party or any of such Credit Party's property is bound;

(c) do not result in the creation or imposition of any Lien of any nature whatsoever upon any property or assets of such Credit Party other than the Liens granted pursuant to this Loan Agreement or the other Loan Documents;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(d) constitute legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms; and

(e) do not, as of the date of execution hereof, require any governmental consent, filing, registration or approval other than any consent, filing, registration or approval that have been made to the extent required by applicable law, order, rule or regulations; provided, the failure of any such consent or approval to be obtained or filing or registration to be made or otherwise be effective shall not affect the validity or enforceability of the Loan Documents or otherwise be adverse in any respect to any Agent or Lender.

1.3  SECTION   FINANCIAL STATEMENTS.  Borrower has furnished to the Agent and
               ---------------------
the Lenders the audited consolidated financial statements of Borrower and its Subsidiaries dated as of, and covering the fiscal year ended, December 31, 1998 (the "FINANCIALS"). The Financials have been prepared in accordance with GAAP
      ----------
applied on a basis consistent with that of preceding periods and are complete and correct in all material respects. As of the date of the Financials, (a) the Financials fairly represent Borrower's and its Subsidiaries' financial position and results of operations; and (b) there are no omissions from the Financials or any other facts or circumstances not reflected in the Financials which are or may be material according to GAAP. On and as of the Closing Date, the Projections of Holdings and its Subsidiaries for the period from the first day of fiscal year 1999 through and including the last day of fiscal year 2004 (the "PROJECTIONS") are based on good faith estimates and assumptions made by the
 -----------
management of Holdings; provided, the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material; provided further, as of the Closing Date, management of Holdings believed that the Projections were reasonable and attainable.

1.4  SECTION   NO MATERIAL ADVERSE CHANGE.  Since December 31, 1998, no event or
               --------------------------
change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

1.5  SECTION   LITIGATION.  There are no actions, suits or proceedings at law or
               ----------
in equity or by or before any Governmental Authority now pending or, to the knowledge of such Credit Party, threatened, against or affecting such Credit Party or any property or rights of such Credit Party as to which there is a reasonable likelihood of an adverse determination and which, if adversely determined, would individually or in the aggregate materially impair the right of any Credit Party to carry on business substantially as now being conducted or as presently contemplated or which is likely to result in any Material Adverse Effect.

1.6  SECTION   TAX RETURNS.  Such Credit Party has filed or caused to be filed
               -----------
all material Federal, state and local tax returns that are required to be filed, which returns are

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

true, correct and complete in all material respects, and has paid or caused to be paid all taxes that have become due or shown on any assessment received by it to the extent that such taxes have become due, except such taxes the amount, applicability or validity of which are being contested in good faith by appropriate proceedings and with respect to which such Credit Party shall have set aside on its books adequate reserves with respect to such taxes as are required by GAAP.

1.7  SECTION   NO DEFAULTS.  Such Credit Party is not in default (i) with
               -----------
respect to any judgment, writ, injunction, decree, rule or regulation of any Governmental Authority, or (ii) in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which such Credit Party is a party or by which any of its assets are bound except, in the case of any matter otherwise included in clause (i) or
(ii), to the extent such matter could not reasonably be expected to have a Material Adverse Effect.

1.8  SECTION   PROPERTIES.  Each Credit Party has good, sufficient, legal title
               ----------
beneficial to (in the case of fee interests in real property), valid leasehold interests in (in the case of leasehold interests in real or personal property), or good and sufficient title to (in the case of all other personal property), all of their respective properties and assets reflected in the Financials, except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under Section 6.03. Except
                                                            ------------
as permitted by this Agreement, all such properties and assets are free and clear of Liens.

1.9  SECTION   COLLATERAL.


(a) The execution and delivery of the Collateral Documents by Credit Parties, together with the actions taken on or prior to the date hereof pursuant to Section 4.01, are effective to create in favor of Collateral Agent for the
   ------------
benefit of Lenders, as security for the Obligations, a valid and perfected second priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and second priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Collateral Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Collateral Agent and actions necessary with respect to perfection of security interests not governed by the Uniform Commercial Code.

(b) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either the pledge or grant by any Credit Party of the Liens purported to be created in favor of Collateral Agent pursuant to any of the Collateral Documents or the exercise by Collateral Agent of any rights or reme-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

dies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by Section 4.01
                                                                  ------------
and except as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offering and sale of securities.

(c) Except with respect to any Permitted Lien and such as may have been filed in favor of Collateral Agent as contemplated by Section 4.01, no effective
                                                      ------------
UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

(d) All information supplied to Collateral Agent by or on behalf of any Credit Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

1.10  SECTION   LICENSES, MATERIAL AGREEMENTS, INTELLECTUAL PROPERTY.
                ----------------------------------------------------

(a) Such Credit Party has obtained all approvals of any Governmental Authority having jurisdiction over such Credit Party, which approvals are necessary or appropriate for the construction and operation of the Systems as are presently operating, to the extent such approvals are required to be obtained currently. Such Governmental Approvals and approvals are listed on
Schedule 3.10(a) and constitute the only licenses, permits or franchises of any
----------------
Governmental Authority required in connection with the Systems as are presently operating. All Governmental Approvals of such Credit Party are in full force and effect, are duly issued in the name of, or validly assigned to, such Credit Party and such Credit Party has the power and authority to operate thereunder.

(b)       Schedule 3.10(b) accurately and completely lists all material
          ----------------
agreements to which such Credit Party is a party as of the Closing Date, including, without limitation, all purchase agreements, construction contracts, right of way or right of occupancy agreements, lease agreements, consulting, employment, management and related agreements. All of the foregoing agreements are valid, subsisting and in full force and effect and none of such Credit Party, or any other parties, are in default thereunder in any material respect. Such Credit Party has given true and complete copies of all such agreements to the Agents and the Lenders.

(c) Such Credit Party owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses, and all rights with respect to the foregoing (the "INTELLECTUAL PROPERTY"), necessary for the conduct of its
                       ---------------------
business as presently conducted without any known conflict with the rights of others except where such conflict is not reasonably expected to have a Material Adverse Effect. Schedule 2.1(b) of the Pledge and Se-
                ---------------

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

curity Agreement accurately and completely lists all Intellectual Property owned or possessed by or licensed to such Credit Party.

1.11  SECTION   COMPLIANCE WITH LAWS.  The operations of such Credit Party
                --------------------
comply with all applicable federal, state or local laws and regulations, including, without limitation, Environmental Laws and regulations promulgated by the FCC and any PUC, and other telecommunications laws and regulations, except where noncompliance is not reasonably expected to have a Material Adverse Effect. None of the operations of such Credit Party is subject to any judicial or administrative proceeding alleging the violation of any Environmental Laws. None of the operations of such Credit Party is the subject of federal or state investigation evaluating whether any Remedial Action is needed to respond to a Release. Such Credit Party has not filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a Release. Such Credit Party has no contingent liability of which such Credit Party has knowledge or (with the reasonable exercise of diligence) should have knowledge other than contingent liabilities that are not reasonably expected to have a Material Adverse Effect.

1.12  SECTION   ERISA.  None of such Credit Party or any ERISA Affiliate of such
                ------
Credit Party maintains or contributes to any Plan other than a Plan listed on
Schedule 3.12 hereto. Except as disclosed on Schedule 3.12, each Plan which is
-------------                                -------------
intended to be qualified under Section 401(a) of the IRC has been determined by the IRS to be so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax under Section 501(a) of the IRC. Except as disclosed on Schedule 3.12, none of such Credit Party or any ERISA
                       -------------
Affiliate maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA. None of such Credit Party or any ERISA Affiliate has breached any of the material responsibilities, obligations or duties imposed on it by ERISA or regulations promulgated thereunder with respect to any Plan. No Plan has incurred any accumulated funding deficiency (as defined in Section 302(a)(2) of ERISA and Section 412(a) of the IRC), whether waived or not waived. None of such Credit Party or any ERISA Affiliate nor any fiduciary of any Plan which is not a Multiemployer Plan (i) has engaged in a nonexempt "prohibited transaction" described in Section 406 of ERISA or Section 4975 of the IRC or (ii) has taken or failed to take any action which would constitute or result in a Termination Event; provided that, in the case of the events described in clauses (i) and
(ii), such action, or failure to take action results in a material liability to the Borrower. None of such Credit Party or any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding, other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Plan is complete and accurate. Since the date of each such Schedule B, there has been no adverse change in the funding status or financial condition of the Plan relating to such Schedule B.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

None of such Credit Party or any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. None of such Credit Party or any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the IRC on or before the due date for such installment or other payment. None of such Credit Party or any ERISA Affiliate is required to provide security to a Plan under Section 401(a)(29) of the IRC due to a Plan amendment that results in an increase in current liability for the plan year.

1.13  SECTION   INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.
                ----------------------------------------------------------
Such Credit Party is not an "investment company" as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940. Such Credit Party is not a "holding company" as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

1.14  SECTION   FEDERAL RESERVE REGULATIONS.  Such Credit Party is not engaged
                ---------------------------
principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans made to such Credit Party will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of said Board of Governors.

1.15  SECTION   INSURANCE.  Schedule 3.15 contains a description of all
                ---------   -------------
insurance which such Credit Party maintains or has maintained on its behalf as of the Closing Date. All of such insurance is in full force and effect.

1.16  SECTION   CAPITALIZATION AND SUBSIDIARIES.  As of the Closing Date, the
                -------------------------------
classes of Equity Interests, number of authorized shares, number of outstanding shares and par values or other designations of the Equity Interests or other equity securities or beneficial interests of such Credit Party are correctly set forth on Schedule 3.16. All the outstanding shares of Equity Interests or other
         -------------
equity securities or beneficial interests of such Credit Party are duly and validly issued, fully paid and nonassessable, and none of such issued and outstanding shares, equity securities or beneficial interests has been issued in violation of, or is subject to, any preemptive or subscription rights. Except as set forth on Schedule 3.16, as of the Closing Date, there are no: (A)
             -------------
outstanding shares of Equity Interests or other equity securities or beneficial interests or other securities convertible into or exchangeable for shares of Equity Interests or other equity securities or other beneficial interests of such Credit Party, (B) outstanding rights of subscription, warrants, calls, options, contracts or other agreements of any kind, issued, made or granted to or with any Person under which such Credit Party

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

may be obligated to issue, sell, purchase, retire or redeem or otherwise acquire or dispose of any shares of Equity Interests or other equity securities or beneficial interests of such Credit Party, or (C) Subsidiaries of such Credit Party.

1.17  SECTION   REAL ESTATE ASSETS.  Set forth on Schedule 3.17 is a list of all
                ------------------                -------------
Real Estate Assets owned as of the Closing Date by such Credit Party, together with a street address of each such Real Estate Assets, including a description of such properties' current use. Such Credit Party's interests in the Real Estate Assets are sufficient in order for such Credit Party to conduct its business and operations as conducted on the Closing Date.

1.18  SECTION   SOLVENCY.  After giving effect to any Loans made to such Credit
                --------
Party hereunder, the disbursement of the proceeds of such Loans pursuant to such Credit Party's instructions and the execution, delivery and performance of each of the Loan Documents and transactions contemplated thereby, such Credit Party is Solvent and is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a substantial portion of its property, and has no knowledge of any Person contemplating the filing of any such petition against such Credit Party.

1.19  SECTION   BROKERS, ETC.  Such Credit Party has not dealt with any broker,
                ------------
finder, commission agent or other similar Person in connection with the Loans or the transactions being effected contemporaneously with this Agreement, and such Credit Party covenants and agrees to indemnify and hold harmless the Agents, and the Lenders from and against, any broker's fee, finder's fee or commission in connection with such transactions.

1.20  SECTION   NO MATERIAL MISSTATEMENTS.  Neither any report, financial
                -------------------------
statement, exhibit or schedule furnished by or on behalf of such Credit Party to any of the Agents or any Lender in connection with the negotiation of this Agreement and the other Loan Documents or included herein or therein, nor any other information required to be furnished pursuant to the provisions of Article
                                                                         -------
V hereof, contains any material misstatement of fact or omits to state any
-
material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

1.21  SECTION   YEAR 2000 MATTERS.  Each Credit Party has made a full and
                -----------------
complete assessment of the Year 2000 Problems and has a realistic and achievable program for remediating the Year 2000 Problems on a timely basis. Based on such assessment and program, such Credit Party does not reasonably anticipate that Year 2000 Problems will have a Material Adverse Effect.

2     ARTICLE
CONDITIONS FOR LOANS
--------------------

3.1   SECTION   CONDITIONS PRECEDENT.  The obligations of each Lender to make a
                --------------------
Loan hereunder are subject to the satisfaction of the following conditions:

(a) All then applicable legal matters incident to this Agreement and the other Loan Documents shall be reasonably satisfactory to Agents.

(b) The Agents, as applicable, shall have received payment in full of the fees set forth in their separate written agreements and all other out-of-pocket costs and expenses of the Agents and the Lenders incurred on or prior to the Funding Date, including, without limitation, attorneys' and paralegals' fees and expenses and the fees and expenses incurred in connection with preparation of the Loan Documents.

(c) The Agents shall have received the following items, in each case in form and substance satisfactory to the Agents:

          (i)   the Financials and the Projections;

          (ii) certificates dated the Funding Date or dated the Closing Date and a reaffirmation of such certificate dated the Funding Date, of the secretaries or assistant secretaries of each of Credit Party, certifying (1) the names and true signatures of the officers authorized to sign each Loan Document to which such Credit Party is a party,
          (2) the resolutions of the Board of Directors of such Credit Party approving the transactions contemplated by the Loan Documents to which each is a party, and (3) such Credit Party's bylaws;

          (iii) the written opinions of special, regulatory and local counsel for the Credit Parties, dated the Funding Date, addressed to the Agents and the Lenders satisfactory to (and containing only such qualifications and limitations as are satisfactory to) Agents, which opinions shall be substantially in the forms set forth in Exhibit D attached
                                                  ---------
          hereto;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          (iv) certificates of appropriate public officials dated not more than thirty (30) days prior to the Funding Date, as to the legal existence or qualification, and good standing of each Credit Party from such Person's jurisdiction of organization and from the jurisdiction in which such Person has its principal place of business;

          (v) each Credit Party's Certificate or Articles of Incorporation or other organizational documents, as amended, modified or supplemented on or prior to the Funding Date, each certified to be true, correct and complete by the Secretary of State of the state in which such Person is organized;

          (vi) an originally executed Closing Date Certificate, together with all attachments thereto;

          (vii) a completed Year 2000 questionnaire executed by Borrower;

          (viii) the Notes duly executed and delivered by Borrower;

          (ix) this Agreement duly executed and delivered by the Credit Parties;

          (x) the Pledge and Security Agreement executed and delivered by the parties thereto; and

          (xi) the Intercreditor Agreement, duly executed and delivered by each of the parties thereto.

(d) In order to create in favor of the Collateral Agent, for the benefit of Lenders, a valid and, subject to any filing and/or recording referred to herein, perfected second priority security interest in all of the Collateral, Collateral Agent shall have received:

          (i) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Collateral Agent) representing all capital stock pledged pursuant to the Pledge and Security Agreement, and Acknowledgments of Pledge from each applicable issuer of Securities pledged pursuant to the Pledge and Security Agreement;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          (ii) the results of a recent search, by a Person satisfactory to Agents, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Credit Party, together with copies of all such filings disclosed by such search, and UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Permitted Liens;

          (iii) UCC financing statements, duly executed by each applicable Credit Party with respect to all personal and mixed property Collateral of such Credit Party, for filing in all jurisdictions as may be necessary or, in the opinion of the Agents, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents;

          (iv) all cover sheets or other documents or instruments required to be filed in order to create or perfect Liens in respect of any Intellectual Property;

          (v) an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) with respect to the creation and perfection of the security interests in favor of Collateral Agent in such Collateral and such other matters governed by the laws of each jurisdiction in which any Credit Party or any personal or mixed property Collateral is located as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Agents; and

          (vi) evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument, and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Agents.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(e) The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that no Credit Party has any Debt other than as described in Section 6.12.
             ------------

(f) On the Funding Date, Borrower shall have borrowed $10,000,000 in aggregate principal amount of First Priority Loans under the First Priority Loan Documents.

(g) All of Borrower's Series C Convertible Preferred Equity Interests shall have been converted into Equity Interests of Holdings with terms and conditions identical thereto.

(h) Borrower shall have received from inception to the Closing Date, cash equity contributions in an aggregate amount equal to at least $70,000,000.

(i) Borrower shall have delivered to Lenders, as attachments to the Closing Date Certificate referred to in Section 4.01(c)(iv), a closing balance sheet giving pro forma effect to the transactions contemplated hereby and by the First Priority Loan Documents, including, without limitation, the making of any Loans and First Priority Loans on the Funding Date, and, together with a detailed budget for the one year period following the Closing Date.

(j) Borrower shall have provided to Administrative Agent certificates of insurance reflecting Borrower's and its Subsidiaries' compliance with the provisions of Section 5.04 and the applicable provisions of any other Loan Document, including, without limitation, naming the Collateral Agent as loss payee and/or additional insured under the applicable coverages.

(k) Borrower shall have delivered to Collateral Agent Landlord Consents and Estoppel with respect to (x) the Borrower's premises located at 222 Sutter Street and (y) not less than four (4) of the premises at which a transmission node (ATM switch center node) is located.

(l)       The representations and warranties of Borrower set forth in Article
                                                                      -------
III or in any other Loan Document shall be true and correct in all material
---
respects on and as of the date of such Loan with the same effect as though such representations and warranties had been made on and as of such date, except that any representations or warranties that relate to a specified date shall only be reaffirmed as of such date.

(m) At the time of each such Loan, and after giving effect to such Loan, each Credit Party shall be in compliance with all the terms and provisions set forth herein on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing and no event or change shall have occurred that shall have caused or evidenced, either singularly or in the aggregate, a Material Adverse Effect.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(n) The Administrative Agent shall have received a Notice of Borrowing for the Loan together with the other materials required pursuant to Section 2.03.
                                                                ------------

1    ARTICLE
AFFIRMATIVE COVENANTS
---------------------

          Each Credit Party covenants and agrees that so long as this Agreement shall remain in effect, any Commitment hereunder shall be outstanding or any Obligations hereunder or under any of the other Loan Documents are unpaid, unless the Requisite Lenders shall have otherwise given prior written consent:

1.1  SECTION    CORPORATE AND FRANCHISE EXISTENCE.  Such Credit Party shall
                ---------------------------------
preserve and maintain its corporate or other organizational existence, rights, franchises, licenses and privileges in its jurisdiction of its organization, and in all other jurisdictions in which such qualification is necessary in view of its business and operations and property and preserve, protect and keep in full force and effect its material rights and its Governmental Approvals except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

1.2  SECTION    COMPLIANCE WITH LAWS, ETC.  Such Credit Party shall comply in
                --------------------------
all material respects with all laws and regulations applicable to it, including, without limitation, Environmental Laws, regulations promulgated by the FCC and any PUC, and other telecommunications laws and regulations, and all material contractual obligations applicable to it except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

1.3  SECTION    MAINTENANCE OF PROPERTIES.  Such Credit Party shall at all times
                -------------------------
maintain in good repair, working order and condition, excepting ordinary wear and tear, all of its properties material to its operations and make all appropriate repairs, replacements and renewals thereof, in each case consistent with prudent industry practices and sound business judgment and with respect to the maintenance of machinery and equipment, in compliance with applicable government regulations, manufacturers' warranty request and licensing requirements, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

1.4  SECTION    INSURANCE.
                ---------

(a)       Maintenance of Insurance.  Such Credit Party will maintain or cause to
          ------------------------
be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of such Credit Party and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts, with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons, and in any event, all such insurance shall be maintained in accordance with the terms set forth on Schedule 3.15 hereof. Without limiting the generality of the foregoing, such Credit Party will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses. Each such policy of insurance shall
(i) name Collateral Agent, the other Agents and the Lenders and their respective Affiliates as additional insureds thereunder, as their respective interests may appear and (ii) in the case of casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Collateral Agent, that names Collateral Agent for the benefit of the Lenders and the First Priority Lenders as the sole loss payee thereunder under a standard lender loss payee endorsement for any covered loss in excess of $500,000 and provides for at least thirty (30) days prior written notice to Collateral Agent of any modification or cancellation of such policy.

(b)       Application of Payments.  All payments in excess of $500,000 received
          -----------------------
by such Credit Party from any insurance referred in Section 5.04(a) shall, at
                                                            -------
the request of Collateral Agent be promptly delivered directly to the Collateral Agent, which amounts shall be applied by the Collateral Agent, upon request by such Credit Party (and after receipt by Collateral Agent of such information with respect to the application of such amounts as Collateral Agent may reasonably request), for the purposes set forth in Section 2.09(b) unless an Event of Default or Default shall have occurred and be continuing or such Credit

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

Party shall have failed to make such request within thirty (30) days after receipt of such amounts by Collateral Agent, in which case such amounts shall be applied in accordance with the terms of the Intercreditor Agreement.

(c)       General.  The Collateral Agent shall be entitled, upon reasonable
          -------
advance notice, to review and/or receive copies of such Credit Party's (or other appropriate party's) books and records regarding all insurance policies carried and maintained with respect to each System and such Credit Party's obligations under this Section 5.04. Notwithstanding anything to the contrary herein, no
           ------------
provision of this Agreement or any other Loan Document shall impose on the Collateral Agent, the Agent or any Lender any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by such Credit Party, nor shall the Collateral Agent or any Lender be responsible for any representations or warranties made by or on behalf of such Credit Party to any insurance broker, company or underwriter. The Collateral Agent, at its sole option, may obtain such insurance if not provided by such Credit Party; in such event, such Credit Party shall reimburse the Collateral Agent or the Agents upon demand for the cost thereof together with interest, and such costs shall constitute Obligations secured by the Collateral. Not later than thirty (30) days prior to the anticipated expiration date of any insurance coverage required hereby, Borrower shall provide to Collateral Agent certificates evidencing the renewal of each of such insurance coverage.

1.5  SECTION    OBLIGATIONS AND TAXES.  Such Credit Party shall pay all of its
                ---------------------
indebtedness and obligations promptly and in accordance with their terms and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, as such become due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien upon such properties or any part thereof; provided, however, that such Credit Party shall not be required to
              --------  -------
pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings diligently pursued, there exists no material risk of forfeiture and such Credit Party shall set aside on its books such reserves as are required by GAAP and in an amount satisfactory to the Administrative Agent with respect to any such tax, assessment, charge, levy or claim so contested.

1.6   SECTION   FINANCIAL STATEMENTS, REPORTS, ETC.  Credit Parties shall
                ----------------------------------
furnish to the Administrative Agent and the Lenders (except as otherwise provided herein):

(a) as soon as available and in any event within thirty (30) days after the end of each month occurring after the Closing Date, such financial statements for Holdings and its Subsidiaries as Holdings or its Subsidiaries may otherwise prepare as a matter of internal policy;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(b) as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of Holdings, annual consolidated and consolidating financial statements for Holdings and its Subsidiaries, including the balance sheets and statements of operations, income, stockholders' equity and cash flows, for such fiscal year, prepared in accordance with GAAP, which consolidated financial statements and other above described financial information shall have been audited by a nationally recognized independent certified public accounting firm satisfactory to the Administrative Agent, and accompanied by such independent certified public accounting firm's unqualified opinion;

(c) as soon as available and in any event within forty-five (45) days after the end of each month and each fiscal quarter during each fiscal year of Holdings, consolidated and consolidating unaudited balance sheets and statements of operations for Holdings and its Subsidiaries, and consolidated and consolidating statements of stockholders' equity and cash flows of Holdings and its Subsidiaries, and consolidated statements of stockholders' equity and cash flows of Holdings and its Subsidiaries as of the end of each such month or fiscal quarter, as applicable, and for the then elapsed portion of the fiscal year;

(d)       together with the financial statements delivered pursuant to clause
                                                                       ------
(c) above a report thereon of PriceWaterhouseCoopers LLP or other independent
---
certified public accountants of recognized national standing selected by Holdings and in form and substance satisfactory to Administrative Agent, together with a written statement (which statement may contain such qualifications as the accountants deem appropriate) by such independent certified public accountants stating that their audit examination has included a review of the terms of the Loan Documents, whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and that nothing has come to their attention that causes them to believe that the information contained in any Compliance Certificate is not correct or that the matters set forth in such Compliance Certificate are not stated in accordance with the terms hereof;

(e) concurrently with the delivery of financial statements pursuant to clauses (b) and (c) above, a Compliance Certificate of the chief financial officer of Holdings setting forth the calculations contemplated in Article VII
                                                                   -----------
hereof, which shall include, without limitation, a detailed calculation, together with the basis therefor, of any amount included in clause (ii)(F) of the definition of the term "EBITDA" as calculated for such the period for which such financial statements are being delivered, and certifying as to the fact that such Person has examined the provisions of this Agreement and that no Event of Default or any Default, shall have occurred and be continuing or if such an event has occurred, a statement explaining its nature and extent and setting forth the steps the Credit Parties propose to take to cure such Event of Default;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

(f) not later than December 31 of each calendar year (i) consolidated and consolidating projected annual revenue and income statements (including detailed revenue and expense statements), balance sheets and cash flow statements for Holdings and its Subsidiaries for the succeeding fiscal year, such statements to be reasonably acceptable to the Administrative Agent, and (ii) an annual operating budget presented on a monthly basis for such succeeding fiscal year;

(g) to the Administrative Agent, promptly upon their becoming available, copies of any periodic or special Documents, statements or other information filed by any Credit Party with the FCC, PUC or other Governmental Authority in connection with the construction and/or operation of any System or with respect to the transactions contemplated by any of the Loan Documents, and copies of any material notices and other material communications from the FCC, PUC or from any other Governmental Authority;

(h) promptly upon any officer of any Credit Party obtaining knowledge of any condition or event which either constitutes an Event of Default or a Default or which would result in any financial result for any fiscal year to deviate materially and adversely from the financial results projected for such fiscal year in the Projections, a certificate signed by an authorized officer of such Credit Party specifying in reasonable detail the nature and period of existence thereof and what corrective action such Credit Party has taken or proposes to take with respect thereto;

(i) within thirty (30) days after the end of each fiscal year of such Credit Party, a certificate signed by an authorized officer of such Credit Party setting forth all the Real Estate Assets acquired by such Credit Party in the preceding year;

(j)       evidence of insurance complying with Section 5.04;
                                               ------------

(k) promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which Holdings files with the Securities and Exchange Commission; and

(l) promptly from time to time such other information regarding the operations (including, without limitation, construction budgeting and System completion), business affairs and condition (financial or otherwise) of such Credit Party as the Administrative Agent may reasonably request.

1.7   SECTION   LITIGATION AND OTHER NOTICES.  Such Credit Party shall give the
                ----------------------------
Administrative Agent prompt written notice upon obtaining knowledge of the following: (a) all events of default or any event that would become an event of default upon notice or lapse of time or both under any of the terms or provisions of any note, or of any other evidence of indebtedness or agreement or contract governing the borrowing of money of such Credit

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

Party; (b) any levy, attachment, execution or other process against any of the property or assets, real or personal, of such Credit Party; (c) the filing or commencement of any action, suit or proceeding by or before any court or any Governmental Authority which, if adversely determined against such Credit Party, would likely result in a Material Adverse Effect; (d) any adverse notice, letter or other correspondence of any kind from the FCC or the PUC relating to the Governmental Approvals or any System; (e) any material default under any other material license, agreement or contract to which such Credit Party is a party; and (f) any matter, individually or in the aggregate with any other matter, which has resulted in, or which such Credit Party believes may result in, a Material Adverse Effect on such Credit Party.

1.8   SECTION   FUTURE PROPERTIES.  In the event that any Credit Party acquires
                -----------------
an interest in any Real Estate Asset that the Administrative Agent reasonably determines is material to such Credit Party's Business, and such interest has not otherwise been made subject to the Lien of the Collateral Documents in favor of Collateral Agent, for the benefit of Lenders, then such Credit Party, contemporaneously with acquiring such Real Estate Asset, shall take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, opinions and certificates as Collateral Agent may reasonably request to establish a Lien on such Real Estate Asset in favor of the Collateral Agent for the benefit of the Lenders; provided, that on and after the date of consummation of a Qualified Equity Offering, Borrower shall only by obligated under this Section 5.08 to use its best efforts to obtain a Landlord Consent and Estoppel with respect to any premise at which a transmission node (ATM switch center node) is located.

1.9   SECTION   ERISA.  Such Credit Party shall comply in all material respects
                -----
with the applicable provisions of ERISA and furnish to the Agent, (i) as soon as possible, and in any event within ten (10) days after such Credit Party or any officer of such Credit Party knows or has reason to know that any Termination Event has occurred, a statement of an officer of such Credit Party setting forth details as to such Termination Event and the corrective action (if any) that such Credit Party proposes to take with respect thereto, together with a copy of the notice of any Reportable Event given to the PBGC, and (ii) promptly after receipt thereof, a copy of any notice such Credit Party may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or to appoint a trustee to administer any such Plan.

1.10  SECTION   ACCESS TO PREMISES AND RECORDS.  Such Credit Party shall permit
                ------------------------------
representatives of the Administrative Agent and each Lender to have access to such Credit Party's books and records and to the Collateral and the premises of such Credit Party at reasonable times upon reasonable notice (and after the occurrence and during the continuance of any Default or Event of Default, without notice and at any time) and to make such ex-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

cerpts from such records as such representatives deem necessary and to inspect the Collateral.

1.11  SECTION   DESIGN AND CONSTRUCTION.  Such Credit Party shall design,
                -----------------------
construct, equip and operate its Systems in accordance with prudent industry standards.

1.12  SECTION   ENVIRONMENTAL NOTICES.  If such Credit Party shall (a) receive
                ---------------------
written notice that any violation of any Environmental Law may have been committed or is about to be committed by such Credit Party, (b) receive written notice that any administrative or judicial complaint or order has been filed or is about to be filed against such Credit Party alleging violations of any Environmental Law or requiring such Credit Party to take any action in connection with any Release of any Contaminant into the environment, or (c) receive any written notice from a Governmental Authority or private party alleging that such Credit Party may be liable or responsible for costs associated with a response to or cleanup of a Release or any damages caused thereby, such Credit Party shall provide the Administrative Agent with a copy of such notice within ten (10) Business Days of such Credit Party's receipt thereof.

1.13  SECTION   AMENDMENT OF ORGANIZATIONAL DOCUMENTS.  Such Credit Party shall
                -------------------------------------
notify the Administrative Agent of any amendment to its Certificate or Articles of Incorporation or other organizational Documents within ten (10) days of the occurrence of any such event, and provide the Agent with copies of any amendments certified by the secretary of such Credit Party and of all other relevant documentation. Such Credit Party shall promptly deliver to the Administrative Agent such financing statements executed by such Credit Party which the Administrative Agent may request as a result of any such event.

1.14  SECTION   FISCAL YEAR.  Such Credit Party shall maintain a fiscal year
                -----------
ending on December 31.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

1.15  SECTION   YEAR 2000 PROBLEMS.  On or prior to March 31, 1999, each Credit
                ------------------
Party shall complete and deliver to the Agent a Year 2000 Corrective Plan. On or prior to April 30, 1999 each Credit Party shall implement Year 2000 Corrective Actions. On or prior to June 30, 1999 each Credit Party shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing. On or prior to August 31, 1999 each Credit Party shall eliminate all Year 2000 Problems, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

1.16  SECTION   FUTURE SUBSIDIARIES.  In the event that any Person becomes a
                -------------------
Subsidiary of Holdings, Holdings shall (i) promptly cause such Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent and Collateral Agent a Counterpart Agreement, and (ii) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates similar to those described in Section 4.01(d). With
                                                           ---------------
respect to each such Subsidiary, Holdings shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Holdings, and (ii) all of the data required to be set forth in Schedule 3.16 with respect to all Subsidiaries of Holdings; provided, such written notice shall be deemed to supplement Schedule
3.16 for all purposes hereof.

1.17  SECTION   ACCOUNTING; MAINTENANCE OF RECORDS.  Such Credit Party shall
                ----------------------------------
maintain a system of accounting established and administered in accordance with GAAP. Such Credit Party shall keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to their respective businesses and activities.

1.18  SECTION   FURTHER ASSURANCES.  Such Credit Party agrees to do such further
                ------------------
acts and things and to execute and deliver to or the Administrative Agent or the Collateral Agent such additional assignments, agreements, powers and instruments, at such Credit Party's expense, as the Administrative Agent or the Collateral Agent may require or deem advisable to carry into effect the purposes of this Agreement and the other Loan Documents or to better assure and confirm unto the Administrative Agent or the Collateral Agent its rights, powers and remedies hereunder and thereunder.

1.19  SECTION   INTEREST RATE AGREEMENTS.  At all times after the date which is
                ------------------------
thirty (30) days after the Closing Date, Borrower shall maintain, or caused to be maintained, in effect one or more Interest Rate Agreements for a term of not less than two years and otherwise in form and substance reasonably satisfactory to Agent, which Interest Rate Agreements together with the amount of fixed rate Debt of the Credit Parties shall effectively fix the interest costs of Credit Parties with respect to an aggregate notional principal amount of

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

not less than 50% of the aggregate principal amount of the Loans and First Priority Loans outstanding from time to time to a rate not in excess of the Base LIBO Rate as of the Closing Date plus 2.00, % per annum.

1.20  SECTION   DEPOSIT ACCOUNTS.  The Borrower shall, and shall cause each of
                ----------------
its Subsidiaries to, within 30 days of the Closing Date (a) to deliver to Collateral Agent an agreement, satisfactory in form and substance to Collateral Agent and executed by the financial institution at which such Deposit Account is maintained, pursuant to which such financial institution confirms and acknowledges Collateral Agent's security interest in, and sole dominion and control over, such Deposit Account and waives its rights to set-off with respect to amounts in such Deposit Account, and (b) to take all other steps necessary or, in the opinion of Collateral Agent, desirable to ensure that Collateral Agent has sole dominion and control over such Deposit Account; provided that if
                                                               --------
the Borrower or such Subsidiary is unable to obtain such agreement from such financial institution the Borrower shall, or shall cause such Subsidiary to, within 30 days after receiving a written request by Collateral Agent to do so, transfer all amounts in the applicable Deposit Account to a Deposit Account maintained at a financial institution from which the Borrower or such Subsidiary has obtained such an agreement.

1.21  SECTION   CERTAIN POST CLOSING OBLIGATIONS.
                ---------------------------------

(a) On or before the 18-month anniversary of the Closing Date, Holdings shall cause Borrower to have received aggregate cash equity contributions and/or Qualified Inter company Loans, since the date of its formation, of not less than $250,000,000; provided, as used in this Section 5.21(a), the phrase "aggregate cash equity contributions" shall not include any amount included in clause
(ii)(F) of the definition of the term of "EBITDA".

(b) In addition to the five (5) Landlord Consents and Estoppels delivered by Borrower on the Closing Date pursuant to Section 4.01(k), within 90 days after the Closing Date, Borrower shall obtain a Landlord Consent and Estoppel with respect to four (4) of the premises at which as of the Closing Date a transmission node (ATM switch center node) is located, and within 180 days after the Closing Date, Borrower shall obtain a Landlord Consent and Estoppel with respect to all remaining premises at which, as of the Closing Date, a transmission node (ATM switch center node) is located; provided, however, that on and after the date of consummation of a Qualified Equity Offering, Borrower shall only be obligated under this clause (b) to use its best efforts to accomplish the foregoing.

(c) Within 180 days after the Closing Date, with respect to not less than 50% of Borrower's collocation agreements in effect as of the Closing Date, Borrower shall either (y) obtain the consents of any necessary parties to the grant of a security interest therein in favor of Collateral Agent under the Pledge and Security Agreement or (z) assign all rights under

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

such collocation agreements to a newly-created, wholly-owned Subsidiary, in each case in a manner reasonably acceptable to the Administrative Agent and Collateral Agent; provided that on and after the date of a Qualified Equity
                  --------
Offering, Borrower shall only be obligated under this clause (c) to use its best efforts to accomplish the foregoing.

(d) Notwithstanding anything in this Agreement or in any other Loan Document to the contrary (but subject, in any event to Sections 5.21(b) and 5.21(c)), each Credit Party shall use its best efforts to (i) obtain a Landlord Consent and Estoppel with respect to any Leasehold Property at which a transmission node (ATM switch center node) is located, and (ii) take the steps set forth at Section 5.21(c)(y) or (c)(z) with respect to any collocation agreement entered into thereby.

2     ARTICLE
NEGATIVE COVENANTS
------------------

          Each Credit Party covenants and agrees with the Administrative Agent and the Lenders that as long as this Agreement shall remain in effect, any Commitment hereunder shall be outstanding or any Obligations hereunder or under any of the Loan Documents shall be unpaid, unless the Requisite Lenders shall have otherwise given prior written consent:

1.1   SECTION   LIENS, ETC.  Such Credit Party shall not create, incur, assume
                ----------
or suffer to exist, directly or indirectly, any Lien upon or with respect to any of its properties or the Collateral, now owned or hereafter acquired, or upon any proceeds, products, issues, income or profits therefrom except for the following ("PERMITTED LIENS"):
            ---------------

          (i)   Liens granted pursuant to the Loan Documents;

          (ii) Liens securing any Purchase Debt to the extent that the Liens cover only the subject assets purchased with such Purchase Debt or other assets financed by the same lender with other Purchase Debt provided by such lender and is limited to the amount of the purchase price of such subject assets;

          (iii) Liens securing any Vendor Financing to the extent that the Liens cover only the subject assets purchased with such Vendor Financing and is limited to the amount of the purchase price of such subject assets;

          (iv) Liens for taxes, assessments or governmental charges or levies on such Credit Party's property if the same

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          shall not at the time be delinquent or thereafter can be paid without penalty, or are being diligently contested in good faith and by appropriate proceedings, which does not entail any material danger of forfeiture and for which such Credit Party shall have set aside reserves on its books as required by GAAP;

          (v) Liens imposed by law, such as landlord's, carrier's, warehousemen's and mechanic's liens, which liens shall be waived in writing to the extent waivable, and with respect to obligations not yet due or being contested in good faith by appropriate proceedings which does not entail any material danger of forfeiture and in either case for which such Credit Party shall have set aside reserves on its books as required by GAAP;

          (vi) Liens arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security benefits other than any Lien imposed by ERISA;

          (vii) Liens incurred or deposits made in the ordinary course of business to secure surety bonds provided that such Liens shall extend only to cash collateral for such surety bonds;

          (viii) easements and rights of way and other encumbrances arising in the ordinary course of business which do not secure Debt and which do not materially detract from the operation of business on, or materially impair the title to, the properties subject to such Liens;

          (ix) Liens securing the First Priority Loans on a first priority basis as contemplated by the First Priority Loan Documents; or

          (x)    Liens on cash deposits or other Temporary Cash
          Investments securing Debt permitted under Section 6.12(viii) and not in excess of 105% of the undrawn amount of the applicable letter of credit.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

1.2   SECTION  USE OF PROCEEDS.  Such Credit Party shall not use the proceeds of
               ---------------
any Loan for any purpose other than as provided in Section 2.01(d) hereof.

(a)   SECTION  SALE OF ASSETS, CONSOLIDATION, MERGER, ACQUISITIONS ETC.  Such
               ----------------------------------------------
Credit Party shall not consolidate with or merge into any other Person out the prior written consent of the with Requisite Lenders, or otherwise sell, lease, transfer or otherwise dispose of any assets except for (i) sales of inventory in the ordinary course of business, (ii) any sale, lease, transfer or other disposition of assets no longer used or useful in the conduct of the Business for the fair market value thereof not to exceed $250,000 in any fiscal year and $1,000,000 in the aggregate during the term of this Agreement, (iii) sales of Investments in accordance with Section 6.06(viii) hereof, and (iv) so long as no Event of Default or Default has occurred and is continuing, sales of other assets in an aggregate amount not to exceed the Permitted Asset Sale Amount the proceeds of which are used to repay First Priority Loans.

(b) Such Credit Party shall not purchase or otherwise acquire all or any portion of the assets or business of another Person, except for (i) acquisitions of assets in the ordinary course of business and (ii) Permitted Acquisitions.

1.3   SECTION   DIVIDENDS AND DISTRIBUTIONS; SALE OF EQUITY INTERESTS.
                -----------------------------------------------------

(a) Such Credit Party shall not purchase, redeem or otherwise acquire any interest of such Credit Party, declare or make or pay any dividends in any fiscal year of such Credit Party on any class or classes of stock, return capital of such Credit Party to its shareholders, make any other distribution on or in respect of any shares of any class of capital stock of such Credit Party or make other payments to any shareholder of such Credit Party in its/his/her capacity as a shareholder, or make payments in respect of Qualified Inter company Loans; provided, that (i) so long as no Event of Default or Default has
               --------
occurred and is continuing or would result therefrom and so long as the Total Leverage Ratio is less than 6.00:1.00, Borrower may make payments or pay dividends to Holdings in the amount necessary to make scheduled principal and interest payments on Permitted Holdings Debt, (ii) Borrower may make payments or pay dividends to Holdings to pay administrative costs (including overhead, accounting and legal fees (in each case payable to unaffiliated third parties), regulatory expenses and filing fees and expenses and out-of-pocket costs of permitted Debt and equity offerings, not in excess of $1,000,000 in the aggregate in any fiscal year and (iii) the foregoing restrictions shall not apply to any payments or dividends made by a Subsidiary of Borrower to Borrower.

(b) Such Credit Party other than Holdings shall not sell or issue any additional Equity Interests except to Holdings or Borrower (so long as such additional Equity Interest are pledged to the Collateral Agent as security for the Obligations).

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
1.4  SECTION   MANAGEMENT FEES AND PERMITTED CORPORATE OVERHEAD.  Such Credit
               ------------------------------------------------
Party shall not pay or enter into any arrangement to pay any fee or compensation, or reimburse expenses of, an Affiliate or any other Person for services which are in the nature of management, corporate overhead or administrative services (other than employment agreements and consulting agreements in lieu of employment agreements).

1.5  SECTION   INVESTMENTS.  Such Credit Party shall not, directly or
               -----------
indirectly, make any Investments except:

          (i)       Temporary Cash Investments;

          (ii) Investments in certificates of deposit, repurchase agreements, money market or other cash management accounts, bankers acceptances and short term Eurodollar time deposits with financial institutions having a long term deposit rating of at least A+ from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively;

          (iii) Investments in commercial paper rated P1 or A1 by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group respectively;

          (iv) a Credit Party may own Equity Interests in another Credit Party or any person that, after giving effect to such Investment, becomes a Credit Party;

          (v) Investments arising from asset sales otherwise permitted by this Agreement;

          (vi) Investments arising from distributions in bankruptcy or other reorganization proceedings;

          (vii)     Permitted Acquisitions; and

          (viii) other Investments not exceeding, in the aggregate, the sum of (x) (1) $5,000,000, and (2) the amount of any cash proceeds received by Borrower and its Subsidiaries with respect to Investments made pursuant to this clause (x) in an amount not in excess of the initial Investment; provided, the aggregate amount of any increase pursuant to this clause
          (2) shall not exceed $10,000,000, in the aggregate; plus (y)
                                                              ----
          50% of the amount of equity contributed to, and/or Qualified
          Inter

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
          company Loans received by, Borrower since the date of its formation in excess of $250,000,000, but all such Investments permitted pursuant to this clause (y) shall not exceed $20,000,000 in the aggregate.

1.6  SECTION   SUBSIDIARIES.  Such Credit Party shall not create or acquire any
               ------------
Subsidiary except any Subsidiary the formation of which was (i) undertaken solely to comply with the licensing requirements of a Governmental Authority and shall otherwise comply with the applicable requirements of the definition of "Permitted Acquisition", (ii) to effect a Permitted Acquisition or (iii) to comply with Section 5.21(c) or 5.21(d); provided that, concurrently with such
                                        --------
creation or acquisition such Subsidiary shall execute and deliver a Counterpart Agreement in accordance with Section 5.16 hereof.

1.7  SECTION   PERMITTED ACTIVITIES.  Such Credit Party (other than Holdings)
               --------------------
shall not engage in any business or activity other than the operation of its Business as currently conducted and businesses incidental or complementary thereto without the prior written consent of the Requisite Lenders. Holdings shall not engage in any other activity than the ownership of the capital stock of its Subsidiaries and the incurrence of Permitted Holdings Debt and activities incidental thereto.

1.8  SECTION   DISPOSITION OF LICENSES, ETC.  Such Credit Party shall not sell,
               ----------------------------
assign, transfer or otherwise dispose or attempt to dispose of in any way any Governmental Approval or any other licenses, permits or approvals except where the same is not reasonably likely to have a Material Adverse Effect.

1.9  SECTION   TRANSACTIONS WITH AFFILIATES.  Such Credit Party shall
               ----------------------------
not directly or indirectly, enter into any transaction, including, without limitation, leases or other agreements for the purchase or use of any goods or services, with any Affiliate, except in the ordinary course of and pursuant to reasonable requirements of such Credit Party's business upon fair and reasonable terms no less favorable to such Credit Party than it would obtain in a comparable arm's length transaction with an unaffiliated Person; provided that
                                                                 --------
the foregoing shall not apply to the sale of any Equity Interests or to an employment agreement.

1.10 SECTION   ERISA.  Unless the failure to comply with the following is not
               -----
reasonably likely to have a Material Adverse Effect, such Credit Party shall not:

(a) engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the United States Department of Labor and which may result in a material liability to the Borrower;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
(b) permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the IRC), whether or not waived;

(c) fail, or permit any ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

(d) terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan which would result in any material liability of such Credit Party under Title IV of ERISA;

(e) fail to make any contribution or payment to any Multiemployer Plan which such Credit Party or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

(f) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability for the plan year such that such Credit Party is required to provide security to such Plan under Section 401(a)(29) of the IRC; or

(g) fail, or permit any ERISA Affiliate to fail, to pay any required installment under Section 412 of the IRC on or before the due date for such installment or other payment.

1.11 SECTION   DEBT.  Such Credit Party shall not create or suffer to exist any
               ----
Debt except:

          (i)       the Obligations and the First Priority Loans;

          (ii) other obligations arising under any Loan Documents or any First Priority Loan Documents;

          (iii)     Capitalized Lease Obligations;

          (iv)      Debt with respect to the financing and
          contemplated purchase of office equipment, vehicles and non-essential telecommunications equipment, not to exceed an aggregate amount for the Credit Parties of $1,000,000 at any time ("PURCHASE DEBT");
                 -------------

          (v)       Qualified Inter company Loans;

          (vi) Comdisco Debt and all other Debt outstanding on the Closing Date set forth on Schedule 6.12 hereto;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
          (vii) other unsecured Debt not in excess of $5,000,000 at any time outstanding;

          (viii)    other Debt permitted pursuant to Section
          6.12(viii) of the First Priority Loan Agreement;

          (ix) Vendor Financing not to exceed at any time, an aggregate principal amount, (y) prior to the consummation of a Qualified Equity Offering, $10,000,000, and (z) after consummation of a Qualified Equity Offering, $20,000,000;

          (x)       Permitted Holdings Debt; and

          (xi)      Interest Rate Agreements permitted pursuant to
          Section 6.12(xi) of the First Priority Loan Agreement.

1.12 SECTION   PREPAYMENT AND DEBT DOCUMENTS.
               -----------------------------

(a) Until such time as a Qualified Equity Offering shall have been consummated, such Credit Party shall not voluntarily prepay any Debt other than the First Priority Loans except the Obligations in accordance with the terms hereof or out of equity proceeds.

(b) Until such time as a Qualified Equity Offering shall have been consummated, such Credit Party shall not amend any agreement relating to Debt other than the First Priority Loans other than the Obligations in any manner which would increase the amount of principal, interest or fees on such Debt, or accelerate any payments of such Debt.

1.13 SECTION   SALE AND LEASEBACK TRANSACTIONS.  Such Credit Party shall not,
               -------------------------------
directly or indirectly, enter into any arrangement with any Person providing for such Credit Party to lease or rent property that any Credit Party has sold or will sell or otherwise transfer to such Person.

1.14 SECTION   MARGIN REGULATION.  Such Credit Party shall not use or permit any
               -----------------
other Person to use any portion of the proceeds of any credit extended under this Agreement in any manner which might cause the extension of credit made by any Lender or the application of such proceeds to violate the Securities Act of 1933 or Securities Exchange Act of 1934 (each as amended from time to time, and any successor statute) or to violate Regulation G, Regulation U, or Regulation X, or any other regulation of the Federal Reserve Board, in each case as in effect on the date or dates of such extension of credit and such use of proceeds.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
1.15 SECTION   RESTRICTIVE AGREEMENTS, ETC.  Such Credit Party shall not enter
               ---------------------------
into any agreement (excluding this Agreement, the Loan Documents, the First Priority Loan Documents, any Vendor Financing or any Purchase Debt with respect to the assets financed thereby) prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of such Credit Party to amend or otherwise modify this Agreement or any other Loan Document.

2    ARTICLE
FINANCIAL COVENANTS
-------------------

          Each Credit Party covenants and agrees with the Agents and the Lenders that as long as this Agreement shall remain in effect, any Commitment hereunder shall be outstanding or the Obligations hereunder or under any of the Loan Documents shall be unpaid, unless the Requisite Lenders shall have otherwise given prior written consent:

1.1  SECTION   FINANCIAL COVENANTS PRIOR TO ACHIEVING POSITIVE EBITDA.  Until
               ------------------------------------------------------
the date on which Borrower and its Subsidiaries shall have achieved positive EBITDA for Borrower and its Subsidiaries on a consolidated basis for two (2) consecutive fiscal quarters as determined by reference to the financial statements submitted pursuant to Section 5.06 (which in any event shall be required to occur on or before June 30, 2001):

(a)       Consolidated Debt to Capitalization.  Holdings and its Subsidiaries
          -----------------------------------
shall not at any time permit the ratio of Consolidated Debt to Capitalization to exceed 0.60:1.00.

(b)       EBITDA.
          -------

          (i) As of the last day of each fiscal quarter occurring on or before December 31, 2000, Borrower and its Subsidiaries shall not permit the EBITDA losses for Borrower and its Subsidiaries on a consolidated basis for the fiscal quarter then ending to exceed the correlative amount indicated below:

              -----------------------------------------------------
               Fiscal Quarter Ending               Maximum EBITDA
                                                       Losses
              -----------------------------------------------------
               June 30, 1999                         $22,500,000
              -----------------------------------------------------
               September 30, 1999                    $27,500,000
              -----------------------------------------------------
               December 31, 1999                     $29,800,000
              -----------------------------------------------------
               March 31, 2000                        $29,000,000

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
              -----------------------------------------------------
               June 30, 2000                    $22,100,000
              -----------------------------------------------------
               September 30, 2000               $13,700,000
              -----------------------------------------------------
               December 31, 2000                $ 6,700,000
              -----------------------------------------------------

          (i) As of the last day of each fiscal quarter thereafter, Borrower and its Subsidiaries shall not permit EBITDA for Borrower and its Subsidiaries on a consolidated basis for the fiscal quarter then ending to be less than the correlative amount indicated below:

              -----------------------------------------------------
               Fiscal Quarter Ending         Minimum EBITDA
              -----------------------------------------------------
               March 31, 2001                   $  500,000
              -----------------------------------------------------
               June 30, 2001                    $7,500,000
              -----------------------------------------------------


(a)       Capital Expenditures.  As of the last day of each fiscal quarter,
          --------------------
Borrower and its Subsidiaries shall not permit Capital Expenditures on a consolidated, cumulative basis from the Closing Date to exceed the correlative amount set forth below:

               Fiscal Quarter Ending         Maximum Cumulative
                                            Capital Expenditures
              -----------------------------------------------------
               June 30, 1999                    $ 45,600,000
              -----------------------------------------------------
               September 30, 1999               $ 82,500,000
              -----------------------------------------------------
               December 31, 1999                $112,900,000
              -----------------------------------------------------
               March 31, 2000                   $137,800,000
              -----------------------------------------------------
               June 30, 2000                    $158,500,000
              -----------------------------------------------------
               September 30, 2000               $162,000,000
              -----------------------------------------------------
               December 31, 2000                $173,700,000

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
              -----------------------------------------------------
               March 31, 2001                   $189,400,000
              -----------------------------------------------------
               June 30, 2001                    $203,800,000
              -----------------------------------------------------

1.1  SECTION   FINANCIAL COVENANTS AFTER ACHIEVING POSITIVE EBITDA.  On and
after the date on which Borrower and its Subsidiaries have achieved positive EBITDA on a consolidated basis for two (2) consecutive fiscal quarters as determined by reference to the financial statements submitted pursuant to
Section 5.06 (which in any event, shall occur on or before June 30, 2001):


(a)       Minimum Fixed Charge Coverage Ratio.  As of the last day of any fiscal
          -----------------------------------
quarter, Borrower and its Subsidiaries shall not permit the ratio of (1) the product of two (2) times the EBITDA for Borrower and its Subsidiaries on a consolidated basis for the most recently ended six (6) month period to (2) Fixed Charges for Borrower and its Subsidiaries (such ratio being referred to as the "FIXED CHARGE COVERAGE RATIO") to be less than the following:
 ---------------------------

        Fiscal Quarter Ending                          Minimum Fixed
                                                    Charge Coverage Ratio

        On or prior to March 31, 2003                    1.00 to 1.00

             Last Day of each                              1.10:1.00
          Fiscal Quarter Thereafter

(a)       Maximum Total Leverage Ratio. As of the last day of any fiscal
          ----------------------------
quarter, Borrower and its Subsidiaries shall not permit the ratio of (1) Total Debt as of such date to (2) the product of two (2) times the EBITDA for Borrower and its Subsidiaries for the most recently ended six (6) month period to exceed the correlative ratio set forth below:

              -----------------------------------------------------
                                                  Maximum Total
               Fiscal Quarter Ending             Leverage Ratio
              -----------------------------------------------------
               September 30, 2001                   7.00:1.00
              -----------------------------------------------------
               December 31, 2001                    5.00:1.00
              -----------------------------------------------------
               Last Day of each Fiscal
               Quarter Thereafter                   4.00:1.00
              -----------------------------------------------------

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
(a)       Maximum Consolidated Leverage Ratio.  As of the last day of any fiscal
          -----------------------------------
quarter, Holdings and its Subsidiaries shall not permit the ratio of (1) Consolidated Debt as of such date to (2) the product of two (2) times the EBITDA for Borrower and its Subsidiaries for the most recently ended six (6) month period to exceed the correlative ratio set forth below:
(b)

              -----------------------------------------------------
               Fiscal Quarter Ending          Maximum Consolidated
                                                 Leverage Ratio
              -----------------------------------------------------
               September 30, 2001                   9.00:1.00
              -----------------------------------------------------
               December 31, 2001                    7.00:1.00
              -----------------------------------------------------
               March 31, 2002                       6.00:1.00
              -----------------------------------------------------
               June 30, 2002 and
               each Fiscal Quarter                  5.00:1.00
               Thereafter
              -----------------------------------------------------

(a)       Capital Expenditures.  Borrower and its Subsidiaries shall not permit
          --------------------
Capital Expenditures on a consolidated cumulative basis for the period of April 5, 1999 to September 30, 2001 to exceed $243,800,000.
(b)

1.2  SECTION   CERTAIN CALCULATIONS.  With respect to any period ending on or
               --------------------
after consummation of a Permitted Acquisition, for purposes of determining compliance with the financial covenants set forth in this Article VII, or clause
(iv) of the definition of Permitted Acquisition, EBITDA shall be calculated with respect to such period on a pro forma basis (without giving effect to adjustments to increase EBITDA to account for expected improvements in the operations of the Permitted Acquisition unless otherwise approved in writing by the Requisite Lenders) using the historical financial statements of any business or person acquired or to be acquired and the consolidated financial statements of Borrower and its Subsidiaries, which shall be reformulated as if such Permitted Acquisition, and any Debt incurred in connection therewith, had been consummated or incurred at the beginning of such period (and assuming that such Debt bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans incurred during such period).

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
1    ARTICLE
GUARANTY
--------

2.1  SECTION   GUARANTY OF THE OBLIGATIONS.  Subject to the provisions of
               ---------------------------
Section 8.02, Guarantors jointly and severally hereby irrevocably and
------------
unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the United States Bankruptcy Code.

2.2  SECTION   CONTRIBUTION BY GUARANTORS.  Each Guarantor desires to allocate
               --------------------------
among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and
                                     -----------------------
equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share as of such
                  -----------------
date, that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a
                                       ----------
Contributing Guarantor as of any date of determination, an amount equal to the ratio of the Fair Share Contribution Amount with respect to such Contributing Guarantor to the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guarantied. "FAIR SHARE SHORTFALL" means, with
                                           --------------------
respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "FAIR SHARE CONTRIBUTION AMOUNT" means,
                                          ------------------------------
with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law; provided, solely for purposes of calculating the "FAIR SHARE
                                                             ----------
CONTRIBUTION AMOUNT" with respect to any Contributing Guarantor for purposes of
-------------------
this Section 8.02, any assets or liabilities of such Contributing Guarantor
     ------------
arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE
                                                                     ---------
PAYMENTS" means, with respect to a Contributing Guarantor as of any date of
--------
determination, an amount equal to the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this
Section 8.02), minus the aggregate amount
------------

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 8.02.
                                                                   ------------
The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 8.02 shall not be construed in any way
                                 ------------
to limit the liability of any Contributing Guarantor for all of the Obligations as set forth in Section 8.01 and otherwise hereunder. Each Subsidiary Guarantor is a third party beneficiary to the contribution agreement set forth in this
Section 8.02.
------------

2.3  SECTION   PAYMENT BY GUARANTORS.  Guarantors hereby jointly and severally
               ---------------------
agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the United States Bankruptcy
Code), Guarantors will upon demand pay, or cause to be paid, in cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Obligations then due as aforesaid, accrued and unpaid interest on such Obligations (including interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would have accrued on such Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding) and all other Obligations then owed to Beneficiaries as aforesaid.

2.4  SECTION   LIABILITY OF GUARANTORS ABSOLUTE.  Each Guarantor agrees that its
               --------------------------------
obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a) this Guaranty is a guaranty of payment when due and not of collectibility;

(b) Administrative Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Borrower and any Beneficiary with respect to the existence of such Event of Default;

(c) the obligations of each Guarantor hereunder are independent of the obligations of Borrower and the obligations of any other guarantor (including any other Guarantor) of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
(d) payment by any Guarantor of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Obligations;

(e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Obligations and take and hold security for the payment hereof or the Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Obligations, any other guaranties of the Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or the applicable Lender Counterparty Interest Rate Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Borrower or any security for the Obligations; and (vi) exercise any other rights available to it under the Loan Documents or the Lender Counterparty Interest Rate Agreements; and

(f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents or the Lender Counterparty Interest Rate Agreements, at law, in equity or otherwise) with respect to the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Loan Documents, any of the Lender Counterparty Interest Rate Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Obligations, in each case whether or not in accordance with the terms hereof or such Loan Document, such Lender Counterparty Interest Rate Agreement or any agreement relating to such other guaranty or security; (iii) the Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or Lender Counterparty Interest Rate Agreements from the proceeds of any security for the Obligations, except to the extent such security also serves as collateral for indebtedness other than the Obligations) to the payment of indebtedness other than the Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate or organizational structure or existence of Borrower or any of its Subsidiaries and to any corresponding restructuring of the Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Obligations; (vii) any defenses, set-offs or counterclaims which Borrower may allege or assert against any Beneficiary in respect of the Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Obligations.

2.5  SECTION   WAIVERS BY GUARANTORS.  Each Guarantor hereby waives, for the
               ---------------------
benefit of Beneficiaries: (i) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to proceed against Borrower, any other guarantor (including any other Guarantor) of the Obligations or any other Person, proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Borrower, any such other guarantor (including any other Guarantor) or any other Person, or pursue any other remedy in the power of any Beneficiary whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower from any cause

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
other than payment in full of the Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon any Beneficiary's errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (v) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor's obligations hereunder, the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, any rights to set-offs, recoupments and counterclaims, and promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 8.04 and any right to
                                             ------------
consent to any thereof; and (vii) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

2.6  SECTION   GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.  Each
               ----------------------------------------------------
Guarantor hereby waives, until the Obligations shall have been indefeasibly paid in full and the Commitments shall have terminated, shall have expired or been cancelled, any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower with respect to the Obligations, any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Obligations shall have been indefeasibly paid in full and the Commitments shall have terminated shall have expired or been cancelled, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Obligations, including, without limitation, any such right of contribution as contemplated by Section 8.02. Each Guarantor further
                                         ------------
agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guar-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
antor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Obligations shall not have been paid in full, such amount shall be held in trust for such Beneficiary and shall forthwith be paid over to such Person to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms hereof.

2.7  SECTION   SUBORDINATION OF OTHER OBLIGATIONS.  Any Indebtedness of Borrower
               ----------------------------------
or any Guarantor now or hereafter held by any Guarantor (the "OBLIGEE
                                                              -------
GUARANTOR") is hereby subordinated in right of payment to the Obligations, and
---------
any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

2.8  SECTION   CONTINUING GUARANTY.  This Guaranty is a continuing guaranty and
               -------------------
shall remain in effect until all of the Obligations shall have been paid in full and the Commitments shall have terminated. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Obligations.

2.9  SECTION   AUTHORITY OF GUARANTORS OR BORROWER.  It is not necessary for any
               -----------------------------------
Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

2.10 SECTION   FINANCIAL CONDITION OF BORROWER.  Any Loan may be granted to
               -------------------------------
Borrower or continued from time to time, and any Lender Counterparty Interest Rate Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation or at the time such Lender Counterparty Interest Rate Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Borrower. Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Loan Documents and the Lender Counterparty Interest Rate Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
to the business, operations or conditions of Borrower now known or hereafter known by any Beneficiary.

2.11 SECTION   BANKRUPTCY, ETC.
               ---------------

(a) The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or by any defense which Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) Each Guarantor acknowledges and agrees that any interest on any portion of the Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceedings had not been commenced) shall be included in the Obligations because it is the intention of Guarantors and Beneficiaries that the Obligations which are guarantied by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

(c) In the event that all or any portion of the Obligations are paid by Borrower or any other Person (including any Guarantor), the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise (and whether by action or proceeding, settlement or otherwise), and any such payments which are so rescinded or recovered shall constitute Obligations for all purposes hereunder.

2.12 SECTION   NOTICE OF EVENTS.  As soon as any Guarantor obtains knowledge
               ----------------
thereof, such Guarantor shall give Administrative Agent written notice of any condition or event which has resulted in a material adverse change in the financial condition of any Guarantor or Borrower or a breach of or noncompliance with any term, condition or covenant contained herein, any other Loan Document or any other document delivered pursuant hereto or thereto.

2.13 SECTION   DISCHARGE OF GUARANTY UPON SALE OF GUARANTOR.  If all of the
               --------------------------------------------
equity Securities of any Guarantor or any of its successors in interest hereunder shall be sold or

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor hereunder or such successor in interest hereunder, as the case may be, shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such asset sale; provided, as a condition precedent to such discharge and release, Collateral Agent shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Collateral Agent of the applicable proceeds of such disposition pursuant to Section 2.09(c).
                        ---------------

3    ARTICLE
EVENTS OF DEFAULT; REMEDIES
----------------------------

4.1  SECTION    EVENTS OF DEFAULT.  The following events shall each constitute
                -----------------
an "EVENT OF DEFAULT":
    ----------------

(a) Borrower shall fail to pay the principal of, or, within 5 days of the date that it is due, interest on its Notes, or any other amounts payable hereunder or under any of the other Loan Documents when due, whether as scheduled, at a date fixed for prepayment, by acceleration or otherwise; or

(b) any Credit Party shall fail to observe or perform any other covenant, condition or agreement to be observed or performed by such Credit Party in any of the Loan Documents, and such Credit Party fails to cure such breach within ten (10) Days after written notice thereof unless the breach relates to a covenant contained in Section 5.04, or Article VI (other than Section 6.05 or
Section 6.06) or VII, in which case no notice or grace period shall apply, or unless the breach relates to Section 5.06, in which case an Event of Default shall occur on the thirtieth day following the breach without any notice requirement, unless the breach shall have been cured before such date; or

(c) any representation or warranty made by any Credit Party in connection with this Agreement or any other Loan Document, or the Loans or any statement or representation made in any report, certificate, financial statement or other instrument furnished by or on behalf of such Credit Party pursuant to this Agreement or any other Loan Document, shall prove to have been false or misleading in any material respect when made or delivered or when deemed made in accordance with the terms hereof or thereof; or

(d) any Credit Party shall fail to make any payment due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) on any other obligation for borrowed money in excess of $250,000 with respect to any Credit Party (other than Holdings) or in excess of $1,000,000 with respect to Holdings, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default or event under any agreement or instrument

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
(other than the First Priority Loan Agreement) relating to any indebtedness for borrowed money in excess of $250,000 with respect to any Credit Party (other than Holdings) or in excess of $1,000,000 with respect to Holdings, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness in excess of $250,000 with respect to any Credit Party (other than Holdings) or in excess of $1,000,000 with respect to Holdings; or any such indebtedness in excess of $250,000 with respect to any Credit Party (other than Holdings) or in excess of $1,000,000 with respect to Holdings shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

(e) any Credit Party shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Credit Party or for a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) become unable, or admit in writing its inability, to pay its debts as they become due, (iv) voluntarily or involuntarily dissolve, liquidate or wind up its affairs, or (v) take action for the purpose of effecting any of the foregoing; or

(f) a proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law is filed by or against any Credit Party, or any Credit Party takes any action to authorize any of the foregoing matters, and in the case of any such proceeding instituted against any Credit Party (but not instituted by any Credit Party), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee or other similar official for any Credit Party or any substantial part of its property) shall be granted or shall occur; or

(g) a Termination Event (other than a Reportable Event) occurs which the Requisite Lenders in good faith believe would subject Borrower to a liability which is reasonably likely to have a Material Adverse Effect; or

(h) the plan administrator of any Plan applies under Section 412(d) of the IRC for a waiver of the minimum funding standards of Section 412(a) of the IRC and the Requisite Lenders in good faith believe that the approval of such waiver could subject Borrower or any ERISA Affiliate to liability which is reasonably likely to have a Material Adverse Effect; or

(i) unless it is not reasonably likely to have a Material Adverse Effect, any of the Governmental Approvals or any other license, Governmental Approval or other governmental consent or approval necessary for the continuing operation of any Credit Party or any

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
System or any other material Governmental Approval or approval of or material filing with the FCC, any PUC or any other Governmental Authority with respect to the conduct by any Credit Party of its business and operations, including its Business, shall not be obtained or shall cease to be in full force and effect, which in respect of any of the Governmental Approvals shall, in the case of an order of the FCC, any PUC or other Governmental Authority having jurisdiction with respect thereto, revoking, or deciding not to renew, any such Governmental Approval, occur upon the issuance of such order, and, in the case of any other order revoking or terminating any of the Governmental Approvals or deciding not to renew such Governmental Approvals prior to the termination thereof, occur when such order becomes final; or

(j) unless it is not reasonably likely to have a Material Adverse Effect, the FCC, any PUC or any other Governmental Authority, by final order, determines that the existence or performance of this Agreement or any other Loan Document will result in a revocation, suspension or material adverse modification of any of the Governmental Approvals for any System; or

(k) for any reason any Loan Document shall not be in full force and effect or shall not be enforceable in accordance with its terms, or the Guaranty set forth at Article VIII hereof for any reason, other than the satisfaction in full
         ------------
of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or voidable or any Guarantor shall repudiate its obligations thereunder with respect to such Guaranty, or any security interest or lien granted pursuant thereto with respect to Collateral having an aggregate value of $500,000 or greater shall fail to be perfected or to have its intended priority, or any Credit Party or any Affiliate thereof shall contest the validity of any Lien granted under, or shall disaffirm its obligations under any Loan Document; or

(l) unless it is not reasonably likely to have a Material Adverse Effect, for any reason, any Credit Party ceases to operate any System or ceases to own any of its Governmental Approvals necessary for the continuing operation of any System; or

(m) a judgment or judgments for the payment of money in excess of $500,000 individually or $1,000,000 in the aggregate at any one time shall have been rendered against any Credit Party and the same shall have remained unsatisfied and in effect for any period of ninety (90) days during which no stay of execution shall have been obtained; or

(n) unless it is not reasonably likely to have a Material Adverse Effect, any Credit Party is enjoined, restrained or in any way prevented by the order of any court or administrative or regulatory agency from conducting its business in any material respect with respect to any one or more of its Systems; or

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
(o) any Credit Party becomes subject to any liabilities, costs, expenses, damages, fines or penalties which could reasonably be expected to have a Material Adverse Effect arising out of or related to (i) any Remedial Action in response to a Release or threatened Release at any location of any Contaminant into the indoor or outdoor environment or (ii) any material violation of any Environmental Law; or

(p)       a Change of Control shall occur; or

(q) an Event of Default (as such term is defined in the First Priority Loan Agreement) shall occur and be continuing for a period of 45 days.

4.2  SECTION   TERMINATION OF COMMITMENT; ACCELERATION.  Upon the
               ---------------------------------------
occurrence and at any time during the continuance of any Event of Default, the Administrative Agent shall upon direction from the Requisite Lenders:

(a) by notice to Borrower, terminate Lenders' Commitment to make Loans hereunder; or

(b) by notice to Borrower, declare the Obligations to be immediately due and payable, whereupon all the Obligations shall be immediately due and payable without further notice of any kind, provided, however, that if an Event of
                                    --------  -------
Default described in Section 9.01(e) or 9.01(f) shall exist or occur, all of the
                     --------------------------
Obligations shall automatically, without declaration or notice of any kind, be immediately due and payable and the Commitments shall be automatically terminated.

(c) Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Intercreditor Agreement and shall be applied as therein provided.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
4.3  SECTION   WAIVERS.  Demand, presentment, protest and notices of nonpayment,
               -------
protest, dishonor and acceptance are hereby waived by Borrower. Borrower also waives the benefit of all valuation, appraisal and exemption laws and the posting of any bond required of the Administrative Agent or any Lender in connection with any judicial process to realize on the Collateral, to enforce any judgment or other court order entered in favor of the Administrative Agent or any Lender or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Agreement or any other Loan Documents. Each Borrower waives the right, if any, to the benefit of, or to direct the application of, any Collateral. Each Borrower hereby acknowledges that none of the Administrative Agent or any Lender has any obligation to resort to any Collateral or make claim against any other Person before seeking payment or performance from Borrower.

5    ARTICLE
AGENTS
------

6.1  SECTION    APPOINTMENT OF AGENTS.  GSCP is hereby appointed Joint Lead
                ---------------------
Arranger and Syndication Agent hereunder, CSC is hereby appointed Joint Lead Arranger, and each Lender hereby authorizes each Joint Lead Arranger and Syndication Agent to act as its agent in accordance with the terms hereof and the other Loan Documents. Newcourt is hereby appointed Administrative Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms hereof and the other Loan Documents. Newcourt is hereby appointed Collateral Agent hereunder, under the Intercreditor Agreement and the other Loan Documents, and each Lender hereby authorizes Collateral Agent to act as its agent in accordance with the terms of the Intercreditor Agreement and the other Loan Documents. Newcourt is hereby appointed Documentation Agent hereunder, and each Lender hereby authorizes Documentation Agent to act as its agent in accordance with the terms hereof and the other Loan Documents. Each Agent hereby agrees to act upon the express conditions contained herein and the other Loan Documents, as applicable. Without limitation of any right of the Borrower pursuant to Section 10.07, the provisions of this Article X are solely for the benefit of Agents and
                              ---------
Lenders and no Person shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any of Borrower, any of the other Credit Parties or any of their respective Affiliates. As of the Closing Date, all the respective obligations of CSC, in its capacity as Joint Lead Arranger, GSCP, in its capacity as Joint Lead Arranger and Syndication Agent, and Newcourt, in its capacity as Documentation Agent, shall terminate.

6.2  SECTION   POWERS AND DUTIES.  Each Lender irrevocably authorizes
               -----------------
each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees and such Agent shall have no liability with respect to the actions, omissions, exercise or performance of any such Agent or employees selected by such Agent with reasonable care. No Agent shall have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein.

(a)  SECTION   GENERAL IMMUNITY.  No Agent shall be responsible to any Lender
               ----------------
for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency hereof or of any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any of the Agents to Lenders or by or on behalf of any Credit Party to any of the Agents or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof, except as to any such liability arising from gross negligence or willful misconduct.

(b) No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 11.05) and, upon receipt
                                                --------------
of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority,

                                                 SECTION PRIORITY LOAN AGREEMENT
                                                 -------------------------------
in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and its Affiliates), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 11.05).
                                                   --------------

6.3  SECTION   AGENTS ENTITLED TO ACT AS LENDER.  The agency hereby created
               --------------------------------
shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with any of Borrower and its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party for services in connection herewith and otherwise without having to account for the same to Lenders.

6.4  SECTION   LENDERS' REPRESENTATIONS AND WARRANTIES.  Each Lender represents
               ---------------------------------------
and warrants that it has made its own independent investigation of the financial condition and affairs of the Credit Parties and their Affiliates in connection with Loans made hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Credit Parties and their Affiliates. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

6.5  SECTION   RIGHT TO INDEMNITY.  Each Lender, in proportion to its Pro Rata
               ------------------
Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Borrower, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out hereof or the other Loan Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct; provided further, however, that the
                                        -------- -------  -------
gross negligence or willful misconduct of any Agent shall not affect any other Agent's right to indemnification hereunder. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's Pro Rata Share thereof; and provided further, this sentence shall not be deemed to require any Lender, subject to the second provisio of the immediately preceding sentence, to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the initial proviso in the immediately preceding sentence.

6.6  SECTION   SUCCESSOR ADMINISTRATIVE AGENT.  Administrative Agent may resign
               ------------------------------
at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrower, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrower and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Borrower, to appoint a successor Administrative Agent which successor shall, unless a Default or Event of Default shall have occurred and be continuing, be reasonably acceptable to the Borrower. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article X
                                                                  --------
shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder.

6.7  SECTION   OTHER LOAN DOCUMENTS.  Each Lender hereby further authorizes
               --------------------
Administrative Agent, on behalf of and for the benefit of Lenders, to enter into the other Loan Documents , and each Lender agrees to be bound by the terms of the other Loan Documents; provided that Administrative Agent shall not enter
                          --------
into or consent to any amendment, modification, supplementation, termination or waiver of any other Loan Document without the prior consent of Requisite Lenders (or such other Lenders as may be re-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
quired to give such instructions under Section 11.05 hereof). Each Lender hereby
                                       -------------
further authorizes Collateral Agent (and under the terms of the Intercreditor Agreement Collateral Agent is authorized), on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party, and each Lender agrees to be bound by the terms of each Collateral Document; provided
                                                                    --------
that Collateral Agent shall not enter into or consent to any amendment, modification, supplementation, termination or waiver of the Intercreditor Agreement without the prior consent of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 11.05 hereof);
                                                   -------------
provided further, however, that, without further written consent or
-------- -------  -------
authorization from Lenders, Collateral Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or as permitted or required under the Intercreditor Agreement or the Collateral Documents or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 11.05 hereof) have otherwise
                                       -------------
consented or (b) release any Guarantor from its Guaranty hereunder if all of the capital stock of such Guarantor is sold to any Person pursuant to a sale or other disposition permitted hereunder or as permitted under the Intercreditor Agreement or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 11.05 hereof) have otherwise
                                    -------------
consented. Anything contained in any of the Collateral Documents to the contrary notwithstanding, Borrower, Administrative Agent, Collateral Agent and each Lender hereby agree that (X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to a Guarantor's Guaranty hereunder, it being understood and agreed that all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent for the benefit of Secured Parties in accordance with the terms hereof or thereof, and (Y) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Collateral Agent or any Secured Party may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by Collateral Agent at such sale.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
7    ARTICLE
MISCELLANEOUS
-------------

8.1  SECTION   NOTICES.  Unless otherwise specifically provided herein, any
               -------
notice or other communication herein required or permitted to be given to a Credit Party, an Agent or a Lender shall be sent to such Person's address as set forth on the signature pages hereto or in the other relevant Loan Document, and in the case of any Lender, the address as set forth on the signature pages hereto or otherwise indicated to Administrative Agent in writing. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to any Agent shall be effective until received by such Agent.

8.2  SECTION   EXPENSES.  Whether or not the transactions contemplated hereby
               --------
shall be consummated, Borrower agrees to pay promptly (a) all the actual and reasonable costs and expenses of the Documentation Agent, and the Syndication Agent and each Joint Lead Arranger (without duplication with respect to each such Person) of preparation of the Loan Documents and any consents, amendments, waivers or other modifications thereto; (b) all the costs of furnishing all opinions by counsel for Borrower (including any opinions requested by Lenders as to any legal matters arising hereunder) and of each Credit Party's performance of and compliance with all agreements and conditions on its part to be performed or complied with hereunder and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (c) the reasonable fees, expenses and disbursements of counsel to Agents (in each case including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other Loan Documents or matters requested by a Credit Party; (d) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Collateral Agent on behalf of Lenders pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to each Agent and of counsel providing any opinions that any Agent or Requisite Lenders may request in respect of the Collateral or the Liens created pursuant the Loan Documents pertaining to the Collateral; (e) all the actual costs and reasonable fees, expenses and disbursements of any auditors, accountants, consultants or appraisers retained by the Administrative Agent; (f) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by any Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (g) all other actual and reasonable costs and expenses incurred by each Agent in connection with the syndi-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
cation of the Loans and the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; (h) and after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by any Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

8.3  SECTION   INDEMNITY.  In addition to the payment of expenses pursuant to
               ---------
Section 11.02, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless, each Agent and Lender and the officers, partners, directors, trustees, employees, agents and Affiliates of each Agent and each Lender (each, an "INDEMNITEE"), from and against any and all
                                      ----------
Indemnified Liabilities; provided, no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final, non-appealable judgment of a court of competent jurisdiction; and provided, further, however,
                                                   --------  -------  -------
that the gross negligence or willful misconduct of any Indemnitee shall not affect the right of indemnification of any other Indemnitee hereunder. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 11.03 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

8.4  SECTION   SET-OFF.  In addition to any rights now or hereafter granted
               -------
under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by each Credit Party at any time or from time to time subject to the consent of Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), without notice to any Credit Party or any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of such Credit Party against and on account of the obligations and liabilities of such Credit Party to such Lender hereunder and under the other Loan Documents, including all claims of any nature or description arising out of or connected with

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
this Agreement or any other Loan Document, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Article II and although said obligations and
                        ----------
liabilities, or any of them, may be contingent or unmatured.

(a)  SECTION   AMENDMENTS AND WAIVERS.    Subject to Section 11.05(b) and
               ----------------------                ----------------
11.05(c), no amendment, modification, termination or waiver of any provision of
--------
the Loan Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the prior written concurrence of the Requisite Lenders.

(b) Without the prior written consent of each Lender that would be affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would:

          (i) extend the scheduled final maturity of any Loan or Note;

          (ii) waive, reduce or postpone any scheduled repayment (but not prepayment);

          (iii) reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.05(b)) or any fee payable hereunder;

          (iv) extend the time for payment of any such interest or fees;

          (v)       reduce the principal amount of any Loan;

          (vi) amend, modify, terminate or waive any provision of this Section 11.05(b);

          (vii) amend the definition of "Requisite Lenders" and "Pro Rata Shares"; provided, with the consent of Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of "Requisite Lenders" and "Pro Rata Shares" on substantially the same basis as the Commitment Amounts and the Loans are included on the Closing Date;

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
          (viii)    release or otherwise subordinate all or
          substantially all of the Collateral or any Guarantor from its obligations hereunder except as expressly provided in the Loan Documents; or

          (ix) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Loan Document.

(c) No amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by Borrower or Holdings therefrom, shall:

          (i) increase any Commitment Amount of any Lender over the amount thereof then in effect without the consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Commitment Amount of any Lender; or

          (ii)      amend, modify, terminate or waive any provision of
          Article X as the same applies to any Agent, or any other
          ---------
          provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent.

(d) Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.05 shall be binding upon each Lender
                                 -------------
at the time outstanding, each future Lender and, if signed by a Borrower or Holdings, on Borrower or Holdings.

(e)  SECTION   SUCCESSORS AND ASSIGNS; PARTICIPATIONS.   This Agreement shall be
binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No rights or obligations of Borrower or Holdings hereunder nor any interest therein may be assigned or delegated by Borrower or Holdings without the prior written consent of all Lenders.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
(f) Borrower, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitment Amounts and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment Amount or Loan shall be effective unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been delivered to Administrative Agent and recorded in the Register. Prior to such recordation, all amounts owed with respect to the applicable Commitment Amount or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitment Amounts or Loans.

(g) Each Lender shall have the right at any time to sell, assign or transfer any Commitment Amount, any Loan or any other Obligation:

          (i) to any Person meeting the criteria of clause (i) of the definition of the term of "Eligible Assignee" upon the giving of notice to Borrower and Administrative Agent; and

          (ii) to any Person meeting the criteria of clause (ii) of the definition of the term of "Eligible Assignee"; provided, each such assignment pursuant to this Section 11.06(c)(ii) shall be in an aggregate amount of not less than $2,000,000 (or such lesser amount as may be agreed to by Borrower and Administrative Agent or as shall constitute the aggregate amount of the Commitment Amount, Loans and other Obligations of the assigning Lender).

(h) The assigning Lender and the assignee thereof shall execute and deliver to Administrative Agent an Assignment Agreement, together with (i) a processing and recordation fee of (y) $1,000 in the case of assignments by or to GSCP, Newcourt or CIBC; provided that no such fee shall be payable until such time as GSCP and Newcourt have notified Administrative Agent that the primary syndication of the Loans has been completed, and (z) $3,500 in the case of other assignments pursuant to Section 11.06(c)(ii); provided, no such processing and
                        --------------------
recordation fee shall be payable upon any assignment pursuant to Section 11.06(c)(i), and (ii) such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to Section 2.12(b)(5).
                  ------------------

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
(i) Upon its receipt of a duly executed and completed Assignment Agreement, together with the processing and recordation fee referred to in
Section 11.06(d) (and any forms, certificates or other evidence required by this
----------------
Agreement in connection therewith), Administrative Agent shall record the information contained in such Assignment Agreement in the Register, shall give prompt notice thereof to Borrower and shall maintain a copy of such Assignment Agreement.

(j) Each Lender, upon execution and delivery hereof or upon executing and delivering an Assignment Agreement, as the case may be, represents and warrants as of the Closing Date or as of the applicable Effective Date (as defined in the applicable Assignment Agreement) that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the Commitment Amounts or Loans, as the case may be; and (iii) it will make or invest in, as the case may be, its Commitment Amounts or Loans for its own account in the ordinary course of its business and without a view to distribution of such Commitment Amounts or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 11.06, the
                                                   -------------
disposition of such Commitment Amounts or Loans or any interests therein shall at all times remain within its exclusive control).

(k)       Subject to the terms and conditions of this Section 11.06, as of the
                                                      -------------
"Effective Date" specified in such Assignment Agreement: (i) the assignee thereunder shall have the rights and obligations of a "Lender" hereunder to the extent such rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement and shall thereafter be a party hereto and a "Lender" for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned thereby pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination hereof under Section 11.08) and be released from its obligations hereunder (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations hereunder, such Lender shall cease to be a party hereto; (iii) the Commitment Amounts shall be modified to reflect the Commitment Amount of such assignee and any remaining Commitment Amount of such assigning Lender, if any; and (iv) if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon Borrower shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new Commitment Amounts and/or outstanding Loans of the assignee and/or the assigning Lender.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
(l) Each Lender shall have the right at any time to sell one or more participations to any Person in all or any part of its Commitment Amounts, Loans or in any other Obligation. The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment, modification or waiver described in Section 11.05(b) or 11.05(c) to the extent directly affecting the Loan or Commitment Amount relating to the participation. All amounts payable by Borrower or Holdings hereunder, including amounts payable to such Lender pursuant to Section 2.07(e),
2.12 or 2.14, shall be determined as if such Lender had not sold such participation. Each Borrower and Holdings and each Lender hereby acknowledge and agree that, solely for purposes of Sections 11.04 and 11.18, any participation will give rise to a direct obligation of Borrower and Holdings to the participant and the participant shall be considered to be a "Lender".

(m)     In addition to any other assignment permitted pursuant to this
Section 11.06, (i) any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes for or in connection with any loan or financing, or as part of any securitization or other similar transaction, and (ii) with the consent of Borrower and Administrative Agent any Lender which is an investment fund may pledge all or any portion of its Notes or Loans to its trustee in support of its obligations to such trustee; provided, no Lender, as between Borrower and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge, and provided further, in no event shall the applicable Federal Reserve Bank or trustee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

8.5  SECTION  INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given
              -------------------------
independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

8.6  SECTION  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All
              ------------------------------------------------------
representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Loan. Notwithstanding anything herein or implied by law to the contrary, the agreements of any Credit Party set forth in Sections 2.07(e), 2.12, 2.14, 11.02, 11.03, 11.04 and 11.17
and the agreements of Lenders set forth in Sections 10.06 and 11.18 shall survive the payment of the Loans and the reimbursement of any amounts drawn thereunder, and the termination hereof.

8.7  SECTION  NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of
              ------------------------------
any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to

                                                 SECOND PRIORITY LOAN AGREEMENT
                                                 ------------------------------
be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Loan Documents. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

8.8  SECTION  MARSHALLING; PAYMENTS SET AIDE. Neither Administrative Agent nor
              ------------------------------
any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or any Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause (whether as a result of any action or proceeding settlement or otherwise), then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

8.9  SECTION  SEVERABILITY. In case any provision in or obligation hereunder or
              ------------
any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.10 SECTION  OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS. The
              ----------------------------------------------------------
obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment Amounts of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

                                                 SECOND PRIORITY LOAN AGREEMENT
                                                 ------------------------------
8.11 SECTION  ENTIRE AGREEMENT; HEADINGS. This Agreement, together with the
              --------------------------
other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

8.12 SECTION APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

8.13 SECTION CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK AND ANY APPELLATE COURT TO WHICH APPEALS WITH RESPECT TO JUDICIAL PROCEEDINGS IN SUCH COURTS MAY BE TAKEN. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 11.01; AGREES THAT SERVICE AS PROVIDED HEREINABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND AGREES SUCH LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST EACH CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

8.14 SECTION WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY

                                                 SECOND PRIORITY LOAN AGREEMENT
                                                 ------------------------------
TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT HEREOF OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.15 SECTION  CONFIDENTIALITY. Each Lender shall hold all non-public information
              ---------------
obtained pursuant to the requirements hereof which is in written, printed or other tangible form and consists of Projections or which has been marked or labeled as confidential by Borrower in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with prudent lending or investing practices, it being understood and agreed by Borrower that in any event a Lender may make disclosures to Affiliates of such Lender or disclosures reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation by such Lender of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in swap agreements (provided, such swap counterparties and advisors are advised of and agree to be bound by the provisions of this Section 11.17) or in connection with the enforcement of any rights or remedies hereunder or under any other Loan Document or disclosures required or requested

                                                 SECOND PRIORITY LOAN AGREEMENT
                                                 ------------------------------
by any governmental agency or representative thereof or by the National Association of Insurance Commissioners or as request or required pursuant to any law, rules or regulations or legal process; provided, unless specifically prohibited by applicable law or court order, each Lender shall notify Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided further, in no event shall any Lender be obligated or required to return any materials furnished by Borrower or any of its Affiliates. Notwithstanding anything contained herein or otherwise to the contrary, none of the Lenders shall in any event be required to hold as confidential any information (a) that is or becomes published or otherwise generally available to the public other than as a result of a disclosure in violation of this Section 11.17, (b) that was available to any Lender on a non-confidential basis prior to its disclosure to any Lender hereunder, or (c) that becomes available to any Lender on a non-confidential basis from a source other than Borrower or any other Credit Party. The obligations of the Lenders under this Section 11.17 shall continue with respect to any item of non-public information for only so long as such item of non-public information has or retains a confidential or proprietary nature, but in no event beyond a period of two (2) years after the date on which such information is provided to any Lender hereunder.

8.16 SECTION  RATABLE SHARING. Lenders hereby agree among themselves that if any
              ---------------
of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to such Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which
                              ---------------------
is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but with any interest on such purchase

                                                 SECOND PRIORITY LOAN AGREEMENT
                                                 ------------------------------
prices as such purchasing Lender is required to pay in connection with such recovery. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder and that such holder shall be treated as a Lender with respect to such participation for any and all purposes.

8.17 SECTION  COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any
              ---------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

           [The remainder of this page is intentionally left blank.]

                                                 SECOND PRIORITY LOAN AGREEMENT
                                                 ------------------------------
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.


                              NORTHPOINT COMMUNICATIONS, INC.


                              By:   _____________________________________
                                    Name:
                                    Title:
                              Notice Address: 222 Sutter Street
                                          San Francisco, California 94108


                              NORTHPOINT COMMUNICATIONS OF
                              VIRGINIA, INC.

                              By:   _____________________________________
                                    Name:
                                    Title:
                              Notice Address:  222 Sutter Street
                                          San Francisco, California 94108


                              NORTHPOINT COMMUNICATIONS
                              HOLDINGS, INC.


                              By:   _____________________________________
                                    Name:
                                    Title:
                              Notice Address:  222 Sutter Street
                                          San Francisco, California 94108

                                                 SECOND PRIORITY LOAN AGREEMENT
                                                 ------------------------------
                                               GOLDMAN SACHS CREDIT PARTNERS
L.P., as Syndication Agent, Joint Lead Arranger and as a Lender

                              By:  ___________________________
                                   Authorized Signatory
                                   Notice Address:

                                                 SECOND PRIORITY LOAN AGREEMENT
                                                 ------------------------------
                                     NEWCOURT COMMERCIAL FINANCE
                                     CORPORATION, as Administrative Agent,
                                     Documentation Agent, Collateral Agent and a
                                     Lender


                                     By:  ___________________________
                                          Name:
                                          Title:
                                          Notice Address:

                                                 SECOND PRIORITY LOAN AGREEMENT
                                                 ------------------------------
                                               CAPITAL SYNDICATION CORPORATION,
as Joint Lead Arranger,


                                               By:  ___________________________
                                               Name:
                                               Title:
                                               Notice Address:

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
                                         [OTHER LENDERS]

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
                                    ANNEX A


                              Commitment Amounts
                              ------------------



                                     LOANS

Lender                                                     Commitment Amount
--------------------------------------------------------------------------------------------------------------------------
--------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              $40,000,000
--------------------------------------------------------------------------------------------------------------------------

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

                                 SCHEDULE 3.15
                                   INSURANCE

          The Borrower shall at its own expense, with insurers and with maximum deductibles satisfactory to the Collateral Agent:

(a) keep its insurable properties, adequately insured on a all risk basis for the full replacement value thereof at all times;
(b)
(c) maintain in full force and effect, pay all premiums when due in respect of, and comply with all terms and conditions of the following insurance coverages:
(d)
          (i)       All Risk Property Insurance. The Borrower shall
                    ---------------------------
          maintain all risk property insurance against physical loss or damage, including but not limited to fire and extended coverage, collapse, flood, earth movement and comprehensive boiler and machinery coverage (including electrical and mechanical breakdown). Such insurance shall cover the Borrower's entire operation shall not contain any exclusion for resultant damage caused by faulty workmanship, design or materials. Coverage shall be written on a replacement cost basis in an amount reasonably acceptable to the Collateral
          Agent. Such insurance policy shall contain an agreed amount endorsement waiving any coinsurance penalty;

          (i)       Business Interruption. As an extension of the
                    ---------------------
          coverage required under the preceding clause (b)(i), the Borrower shall maintain business interruption insurance in an agreed amount equal to twelve (12) months projected loss of net profits, continuing expenses and debt service payment and shall contain an agreed amount endorsement waiving any coinsurance penalty;

          (i)       Comprehensive or Commercial General Liability
                    ---------------------------------------------
          Insurance. The Borrower shall maintain comprehensive general
          ---------
          liability insurance written on an occurrence basis with a limit of not less than $2,000,000. Such coverage shall include, but not be limited to, premises/operations, explosion, collapse, underground hazards, contractual liability, independent contractors, products, com-

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------
          pleted operations, property damage and personal injury liability. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law; and

          (i)       Workers' Compensation/Employer's Liability. The
                    ------------------------------------------
          Borrower shall maintain workers' compensation insurance in accordance with statutory provisions covering accidental injury, illness or death of an employee of the Borrower while at work or in the scope of his or her employment with the Borrower and employer's liability insurance in an amount not less than $500,000. Such coverage shall not contain any occupational disease exclusions; and

          (i)       Automobile Liability. The Borrower shall maintain
                    --------------------
          automobile liability insurance covering owned, non-owned, leased, hired or borrowed vehicles against bodily injury or property damage. Such coverage shall have a limit of not less than $1,000,000; and

          (i)       Excess/Umbrella Liability. The Borrower shall
                    -------------------------
          maintain excess or umbrella liability insurance in an amount not less than $10,000,000 written on an occurrence basis providing coverage limits in excess of the insurance limits required under clauses (b)(iii), (b)(iv) (employer's liability only), and (b)(v). Such insurance shall follow from the primary insurances and drop down in case of exhaustion of underlying limits and/or aggregates. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law; and

          (i)       Directors and Officer's Liability Insurance. On or
                    -------------------------------------------
          after any initial public offering of Holdings Common Stock, the Borrower shall maintain Directors and Officers Liability Insurance in an amount not less than $2,000,000.

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

TABLE OF CONTENTS

                                                                                       Page
ARTICLE I
     DEFINITIONS                                                                         1
           SECTION 1.01   Definitions                                                    1
           SECTION 1.02   Accounting Terms.                                             24
           SECTION 1.03   Other Terms Defined in New York Uniform Commercial Code       24

ARTICLE II
     LOANS                                                                              24
           SECTION 2.01   Agreement to Lend                                             24
           SECTION 2.02   Loans                                                         24
           SECTION 2.03   Procedure for Loan Request.                                   25
           SECTION 2.04   The Notes                                                     26
           SECTION 2.05   Interest on Loans                                             27
           SECTION 2.06   Conversion or Continuation                                    27
           SECTION 2.07   Special Provisions Governing LIBOR Loans                      28
           SECTION 2.08   Payments                                                      31
           SECTION 2.09   Voluntary and Mandatory Prepayment of Loans                   33
           SECTION 2.10   Certain Provisions Regarding Prepayments.                     34
           SECTION 2.11   Fees                                                          35
           SECTION 2.12   Manner of Payment; Special Tax Considerations                 36
           SECTION 2.13   Maximum Lawful Interest Rate                                  40
           SECTION 2.14   Funding Issues                                                40

ARTICLE III
     REPRESENTATIONS AND WARRANTIES                                                     41
           SECTION 3.01   Organization; Powers                                          42
           SECTION 3.02   Corporate Authorization                                       42
           SECTION 3.03   Financial Statements                                          43
           SECTION 3.04   No Material Adverse Change                                    43
           SECTION 3.05   Litigation                                                    43
           SECTION 3.06   Tax Returns                                                   43
           SECTION 3.07   No Defaults                                                   43
           SECTION 3.08   Properties                                                    44
           SECTION 3.09   Collateral                                                    44

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          SECTION 3.10    Licenses, Material Agreements, Intellectual Property          45
          SECTION 3.11    Compliance With Laws                                          45
          SECTION 3.12    ERISA                                                         46
          SECTION 3.13    Investment Company Act; Public Utility Holding Company Act    46
          SECTION 3.14    Federal Reserve Regulations                                   47
          SECTION 3.15    Insurance                                                     47
          SECTION 3.16    Capitalization and Subsidiaries                               47
          SECTION 3.17    Real Estate Assets                                            47
          SECTION 3.18    Solvency                                                      47
          SECTION 3.19    Brokers, etc.                                                 48
          SECTION 3.20    No Material Misstatements                                     48
          SECTION 3.21    Year 2000 Matters                                             48

ARTICLE IV
     CONDITIONS FOR LOANS                                                               48
           SECTION 4.01   Conditions Precedent                                          48

ARTICLE V
     AFFIRMATIVE COVENANTS                                                              52
          SECTION 5.01    Corporate and Franchise Existence                             52
          SECTION 5.02    Compliance with Laws, Etc.                                    52
          SECTION 5.03    Maintenance of Properties                                     53
          SECTION 5.04    Insurance                                                     53
          SECTION 5.05    Obligations and Taxes                                         54
          SECTION 5.06    Financial Statements, Reports, etc                            54
          SECTION 5.07    Litigation and Other Notices                                  56
          SECTION 5.08    Future Properties                                             57
          SECTION 5.09    ERISA                                                         57
          SECTION 5.10    Access to Premises and Records                                57
          SECTION 5.11    Design and Construction                                       57
          SECTION 5.12    Environmental Notices                                         57
          SECTION 5.13    Amendment of Organizational Documents                         58
          SECTION 5.14    Fiscal Year                                                   58
          SECTION 5.15    Year 2000 Problems                                            58
          SECTION 5.16    Future Subsidiaries                                           58
          SECTION 5.17    Accounting; Maintenance of Records                            58
          SECTION 5.18    Further Assurances                                            59
          SECTION 5.19    Interest Rate Agreements                                      59

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

ARTICLE VI
     NEGATIVE COVENANTS                                                                   60
          SECTION 6.01    Liens, etc                                                      60
          SECTION 6.02    Use of Proceeds                                                 62
          SECTION 6.03    Sale of Assets, Consolidation, Merger, Acquisitions etc         62
          SECTION 6.04    Dividends and Distributions; Sale of Equity Interests           62
          SECTION 6.05    Management Fees and Permitted Corporate Overhead                63
          SECTION 6.06    Investments                                                     63
          SECTION 6.07    Subsidiaries                                                    64
          SECTION 6.08    Permitted Activities                                            64
          SECTION 6.09    Disposition of Licenses, etc.                                   64
          SECTION 6.10    Transactions with Affiliates                                    64
          SECTION 6.11    ERISA                                                           65
          SECTION 6.12    Debt                                                            65
          SECTION 6.13    Prepayment and Debt Documents                                   66
          SECTION 6.14    Sale and Leaseback Transactions                                 66
          SECTION 6.15    Margin Regulation                                               67
          SECTION 6.16    Restrictive Agreements, etc.                                    67

ARTICLE VII
     FINANCIAL COVENANTS                                                                  67
          SECTION 7.01    Financial Covenants Prior to Achieving Positive EBITDA          67
          SECTION 7.02    Financial Covenants After Achieving Positive EBITDA             69

ARTICLE VIII
     GUARANTY                                                                             71
          SECTION 8.01    Guaranty of the Obligations                                     71
          SECTION 8.02    Contribution by Guarantors                                      71
          SECTION 8.03    Payment by Guarantors                                           72
          SECTION 8.04    Liability of Guarantors Absolute                                72
          SECTION 8.05    Waivers by Guarantors                                           74
          SECTION 8.06    Guarantors' Rights of Subrogation, Contribution, Etc.           75
          SECTION 8.07    Subordination of Other Obligations                              76
          SECTION 8.08    Continuing Guaranty                                             76
          SECTION 8.09    Authority of Guarantors or Borrower                             76

                                                  SECOND PRIORITY LOAN AGREEMENT
                                                  ------------------------------

          SECTION 8.10    Financial Condition of Borrower                                 76
          SECTION 8.11    Bankruptcy, Etc.                                                76
          SECTION 8.12    Notice of Events                                                77
          SECTION 8.13    Discharge of Guaranty Upon Sale of Guarantor                    77

ARTICLE IX
     EVENTS OF DEFAULT; REMEDIES                                                          78
          SECTION 9.01    Events of Default                                               78
          SECTION 9.02    Termination of Commitment; Acceleration                         81
          SECTION 9.03    Waivers                                                         81

ARTICLE X
     AGENTS                                                                               81
          SECTION 10.01   Appointment of Agents                                           81
          SECTION 10.02   Powers and Duties                                               82
          SECTION 10.03   General Immunity                                                82
          SECTION 10.04   Agents Entitled to Act as Lender                                83
          SECTION 10.05   Lenders' Representations and Warranties                         83
          SECTION 10.06   Right to Indemnity                                              84
          SECTION 10.07   Successor Administrative Agent                                  84
          SECTION 10.08   Other Loan Documents                                            85

ARTICLE XI
     MISCELLANEOUS                                                                        86
          SECTION 11.01   Notices                                                         86
          SECTION 11.02   Expenses                                                        86
          SECTION 11.03   Indemnity                                                       87
          SECTION 11.04   Set-Off                                                         87
          SECTION 11.05   Amendments and Waivers                                          88
          SECTION 11.06   Successors and Assigns; Participations                          89
          SECTION 11.07   Independence of Covenants                                       92
          SECTION 11.08   Survival of Representations, Warranties and Agreements          92
          SECTION 11.09   No Waiver; Remedies Cumulative                                  92
          SECTION 11.10   Marshalling; Payments Set Aide                                  93
          SECTION 11.11   Severability                                                    93
          SECTION 11.12   Obligations Several; Independent Nature of Lenders' Rights      93
          SECTION 11.13   Entire Agreement; Headings                                      93
          SECTION 11.14   APPLICABLE LAW                                                  94
          SECTION 11.15   CONSENT TO JURISDICTION                                         94

                                                           SECOND LOAN AGREEMENT
                                                           ---------------------

          SECTION 11.16   WAIVER OF JURY TRIAL                                            94
          SECTION 11.17   Confidentiality                                                 95
          SECTION 11.18   Ratable Sharing                                                 96
          SECTION 11.19   Counterparts; Effectiveness                                     96